                                                                   EXHIBIT 10.17

PentaStar Communications, Inc. has applied for Confidential treatment for portions of this exhibit 10.17. An asterisk (*) indicates those portions that have been omitted pursuant to the request for confidential treatment. A complete copy of this exhibit has been filed separately with the Securities and Exchange Commission. A "#" indicates term omitted because it is not part of contracts as amended.



                        AUTHORIZED DISTRIBUTOR AGREEMENT

                               BETWEEN AMERITECH

                                      AND

                           Telecomm Industries, Inc.

                               TABLE OF CONTENTS

Business Purpose...............................................................................1
Recitals.......................................................................................1
ARTICLE 1......................................................................................1
     APPOINTMENT OF DISTRIBUTORSHIP and AD REPRESENTATION......................................1
ARTICLE 2......................................................................................3
     TERRITORY.................................................................................3
ARTICLE 3......................................................................................4
     EXCLUSIVITY...............................................................................4
ARTICLE 4......................................................................................4
     TERM AND TERMINATION......................................................................4
ARTICLE 5......................................................................................6
     AUTHORIZED DISTRIBUTOR DUTIES.............................................................6
ARTICLE 6......................................................................................8
     AMERITECH'S DUTIES........................................................................8
ARTICLE 7......................................................................................9
     SALES AND COMMISSION......................................................................9
ARTICLE 8.....................................................................................11
     THE PARTIES' RELATIONSHIP................................................................11
ARTICLE 9.....................................................................................11
     FACILITIES AND MATERIALS.................................................................11
ARTICLE 10....................................................................................12
     TRADEMARKS AND TRADE NAMES...............................................................12
ARTICLE 11....................................................................................13
     OWNERSHIP OF INFORMATION AND CONFIDENTIALITY.............................................13
ARTICLE 12....................................................................................15
     RIGHT TO SET-OFF.........................................................................15
ARTICLE 13....................................................................................15
     RIGHT TO AUDIT AND INSPECT DISTRIBUTOR'S RECORDS.........................................15
ARTICLE 14....................................................................................15
     AGREEMENT NOT TO COMPETE.................................................................15
ARTICLE 15....................................................................................16
     NOTICE...................................................................................16
ARTICLE 16....................................................................................17
     ASSIGNMENT...............................................................................17
ARTICLE 17....................................................................................17
     GENERAL TERMS............................................................................17
Exhibit A      TERRITORY......................................................................19
Exhibit B      PRODUCTS.......................................................................20
     ATTACHMENT 1:  VOICE NETWORK PRODUCTS AND SERVICES.......................................21
     ATTACHMENT 2:  STANDARD DATA PRODUCTS AND SERVICES.......................................22
     ATTACHMENT 3:  USAGE PRODUCTS AND SERVICES...............................................23
     ATTACHMENT 4:  OBJECTIVE RETIREMENT PRODUCT LIST (BY PRODUCT FAMILY).....................24
          ANNEX 1: VOICE NETWORK PRODUCTS AND SERVICES........................................25
          ANNEX 2: STANDARD DATA PRODUCTS AND SERVICES........................................26
          ANNEX 3: USAGE PRODUCTS AND SERVICES................................................27
Exhibit C      COMMISSION.....................................................................28
     1.0  General.............................................................................28
     2.0  Commission Set Off..................................................................31
     3.0  Upon Termination....................................................................31
     4.0  Commission Calculation Methodology..................................................32
     5.0  Sales Outside of Territory and Sales Outside
               of "Objective Territory".......................................................33
     6.0  Partnering..........................................................................33
     7.0  Centrex Product Family..............................................................33
     8.0  Ameritech FeatureLink...............................................................37
     9.0  Other Voice Products................................................................37
     10.0      Ameritech SmartFax Connections.................................................38
     11.0      Ameritech 9-1-1 Locator ID.....................................................39
     12.0      Eligible Standard Data Products................................................39
     13.0      ValueLink Products.............................................................42
     14.0      1-800-CONFERENCE...............................................................54
     15.0      Ameritech Prepaid Products.....................................................55
Exhibit D    CO-OP AND 5-STAR PROGRAM.........................................................56
Exhibit E    CODE OF BUSINESS CONDUCT.........................................................57
Exhibit F    HOUSE ACCOUNTS...................................................................58

                        AUTHORIZED DISTRIBUTOR AGREEMENT
                               BETWEEN AMERITECH
                                      AND
                           Telecomm Industries, Inc.

         This Authorized Distributor Agreement ("Agreement") effective January 1, 1999 by and between Ameritech Information Systems, Inc. a Delaware corporation with offices at 225 West Randolph, Chicago, IL 60606 (hereinafter "Ameritech") and Telecomm Industries, Inc., with offices at 1743 Quincy Street, Suite 143, Naperville, IL 60540 (hereinafter "Authorized Distributor" or "AD").

                                Business Purpose

         Ameritech and AD have entered into this Distribution Agreement for the purpose of facilitating the marketing and sale of Ameritech retail products, the servicing of Ameritech retail business customers in the Territory, and to provide market coverage and market penetration of Ameritech retail products to retail, business customers in the Territory. The sales made by AD hereunder shall always be at prices and rates Ameritech sets as retail prices for its business customers. It is the intent of the parties hereto that both parties will benefit from this Agreement and the relationship established herein.

                                    Recitals

WHEREAS, Ameritech is engaged in providing telecommunications products and services and desires to appoint distributors to market and sell its Products (as hereafter defined);

WHEREAS, AD represents and warrants that it is qualified to market and sell Ameritech's Products and has sufficient knowledge of Ameritech's products to do so;

         NOW, THEREFORE, in consideration of the covenants set forth herein, the parties agree as follows:

                                   ARTICLE 1
              APPOINTMENT OF DISTRIBUTORSHIP and AD REPRESENTATION

         Section 1.1 Grant. Subject to the terms and conditions of this Agreement, AD is hereby appointed as an authorized distributor of Ameritech Products (as hereinafter defined) in the geographic Territory (as hereinafter defined). For purposes of this Agreement, the activities of marketing, promoting and selling Products, and the servicing of customer accounts pursuant to the terms of this Agreement shall collectively be referred to herein as "Distribute" or "Distribution". AD's right to Distribute is limited to the Distribution of Products which are expressly defined as "Products" under Exhibit B, and in the "Territory" under Exhibit A, both Exhibits hereby incorporated by reference herein as modified from time-to-time. "Territory" for purposes of this Agreement means collectively the geographic area, area codes and Ameritech business units which are specified on Exhibit A.

         Section 1.2 Non-exclusive. Nothing contained herein shall be construed to prohibit Ameritech from selling or servicing any of Ameritech's Products or other products and services in the Territory. In addition, Ameritech reserves the right to appoint others to Distribute its products and services in the Territory, and to send its own or third party technical or sales personnel to any place inside or outside the Territory to assist its distributors or independent sales representatives in contacting customers (potential or otherwise), servicing accounts, soliciting business, or promoting the sale of its products and services.

         Section 1.3 Parties' Relationship. The parties' relationship is set forth under Article S of this Agreement. AD shall not use any sales person to perform on its behalf hereunder unless said sales person has been registered by Ameritech as qualified to Distribute its Product. Ameritech reserves the right to set minimum qualification levels for sales personnel at its sole discretion and Ameritech will notify AD in writing of all such qualifications.

         Section 1.4 No Authority to Bind. AD shall have no authority to bind Ameritech by contract or otherwise, or make representations as to policies or procedures of Ameritech other than as specifically and expressly authorized by this Agreement.

         Section 1.5 Third Parties and Sub-Distributors. The AD hereby acknowledges and agrees that Ameritech has the sole and exclusive right to appoint and authorize others to function and represent themselves as Ameritech Authorized Distributors or Authorized Sales Representatives. The AD shall not delegate its appointment or in any way authorize anyone to distribute or represent themselves as an agent of Ameritech or as an Ameritech Authorized Distributor or as an Ameritech Authorized Sales Representative. In the event AD utilizes independent sales representatives to perform on AD's behalf hereunder, such sales representatives must at all times represent themselves as sales representatives of AD and not as Authorized Distributors of Ameritech. Ameritech shall not be liable to pay any fees or compensation to any independent sales representative acting on behalf of AD, or to pay any other party, including, but not limited to the AD, for sales generated by any unauthorized representative.

         In addition, processing orders for unauthorized or unregistered individuals shall be deemed a material breach of this Agreement, and in such a case Ameritech may terminate this Agreement immediately for cause, and pursue all other rights or remedies it may have in law or equity.

         Section 1.6 AD Responsibility. AD shall be held responsible for the actions or omissions of each sales representative acting on its behalf, whether the sales representative is an employee, agent or independent sales representative of AD. The AD shall require that its employees, agents, contractors and representatives comply with the requirements of this Agreement to the same extent as the AD has agreed to comply, including without limitation, the obligations hereunder regarding Ameritechs logo and other marks (See Article
10), and the ownership and confidentiality of information (See Article 11)

         Section 1.7 House Accounts. Ameritech reserves the right to identify certain accounts as "House Accounts, and AD is not authorized to, and shall not Distribute Products to such accounts. A list of House Accounts is set forth under Exhibit F of this Agreement, incorporated by reference herein, and Ameritech, at its sole discretion, may modify Exhibit F from time-to-time via
the "         *" web site and bulletin board, and each modification
will be deemed incorporated herein as if originally set forth herein, and the modification shall be effective on the date the modification is posted on the web site and bulletin board

         a) In the event Ameritech newly designates an account as a House Account, AD will have ninety (90) days from the date of such designation to close all pending sales activity, and AD will be paid commission for sales made to that account within said ninety (90) day period. To be eligible for this exception to the House Account rule, AD must notify Ameritech in writing within three (3) business days of the new designation by Ameritech that AD has pending sales activity on that account. The writing must include the account name, telephone number, the Product(s) being marketed, and the current stage of the sale AD will not be awarded commission under this subsection on any sale made to a House Account after ninety (90) days from the date the account is so designated.

         Section 1.8 Retail Business Customers; Retail Business Prices - The parties hereto acknowledge and agree that this Agreement is for the purpose of Distribution of Products to Ameritech's retail business customers at prices and rates Ameritech deems as its retail prices or rate for sales to business customers. For purposes of this Agreement "retail customer" shall be determined by Ameritech in its sole discretion. Unless an exception applies, if an account is "marked" by Ameritech according to its practices and procedures as assigned to Ameritech's general business services or custom business services divisions, the account is deemed to be a retail business customer by Ameritech.

         Section 1.9 End User of Product In no event is AD granted the right or authority under this Agreement to distribute Products to anyone whom the AD knows, or should have known, at the time of sale or within two (2) years thereafter, is: a) not the end user of the Product; b) subscribing to the Product for the purpose of reselling it to retail customers; or, c) is not designated by Ameritech CBS as a "retail" customer of Ameritech

         Section 1.10 Reseller of Ameritech Products AD is prohibited from acting as a reseller of Ameritech products and services as that term is defined under applicable law or as it is used in the telecommunications industry, or acting on behalf of a reseller of Ameritech products and services.

         Section 1.11 Sole Agreement Ameritech utilizes various channels to Distribute Product to its retail business customers, and Ameritech's strategy prohibits cross-over appointments between its channels. Therefore, AD is prohibited from acting as an Ameritech Enhanced Service Provider, an Authorized Video Sales Representative or to enter into any other Distribution agreement with Ameritech under which an appointment to market or sell landline Products to Ameritech's retail customers is granted.

         Section 1.12 Accepts Appointment. AD hereby accepts the appointment granted above and agrees to comply with the terms and conditions of the appointment as set forth in this Agreement.


                                    ARTICLE 2
                                    TERRITORY


         Section 2.1 Geographic Territory. The AD'S non-exclusive geographic Territory is set forth in Exhibit A, which is incorporated by reference herein. During the term of this Agreement, Territory may be expanded or contracted provided the change is in writing and signed and dated by both parties. In some cases, expansion of Territory will be deemed by Ameritech to constitute an addition of a Branch Location, and the conditions set forth in Section 2.3 below will apply.

         Section 2.2 Out-of-Territory Sale. Ameritech and AD may, in certain cases, agree that AD will have the right to Distribute Product to an individual customer outside the Territory Such arrangement must be in writing, and signed and dated by Ameritech prior to any sale, and the writing must include, at a minimum, where and to whom the sale will he made, and the commission payment, if any, which will apply to any sale made pursuant to that agreement. No commission will be paid without such a writing.

         Section 2.3 Branch Locations. At all times during this Agreement, AD must maintain in the Territory a physical presence and a formal place of business from which it carries out its Distribution activities. If AD desires to Distribute Products outside the Territory or if AD desires to add an additional business location within the Territory, AD must receive prior written approval from Ameritech, and said location(s) may be considered "Branch Locations" for purposes of this Agreement.

         Ameritech's approval of any Branch Location may be conditioned, at its sole discretion, on one or more of the following:

         (a) AD enters into a separate Distribution Agreement with Ameritech whereby Ameritech makes a separate grant of appointment in the new Territory;

         (b) AD's annual sales objective level under this Agreement is modified by Ameritech to recognize the opportunities in the new Territory(ies);

         (c) AD establishing a physical presence in the new geographic area;

         (d) AD submits to Ameritech satisfactory written documentation regarding the AD's proposed activities and objectives for the marketing and sales of the Products as a result of the Branch Location. Said documentation will be deemed satisfactory at Ameritech's sole discretion. This factor is to ensure that expansion by the AD will not adversely affect the market coverage Ameritech expects in the Territory then assigned to AD; and,

         (e) Ameritech reserves the right to base its approval on other relevant business factors which are particular to the AD's request for a branch location.

         Section 2.4 Material Breach. Any violation by AD of the provisions and conditions of this Article 2 will constitute a material breach, and Ameritech may terminate this Agreement immediately for cause.

                                    ARTICLE 3
                                   EXCLUSIVITY

         Ameritech values its customer relationships, and, as provided elsewhere in this Agreement, intends to share with AD Ameritech Confidential Information regarding its customers and customer relationships, including, but not limited to, business and product plans, customer relationship information and other sensitive customer data. In the event Ameritech knows or has a reasonable belief that the AD is marketing, selling or in some way promoting the sale and customer use of intraLATA telecommunications services, or Prepaid Phone Card, or audio conferencing and bridging services, or any product or service which is competitive with a Product, and unless such activity is expressly provided for elsewhere in this Agreement, Ameritech may terminate this Agreement for cause immediately. Ameritech's right to terminate under this Article is in addition to any other right or remedy it may have at law or equity.

                                    ARTICLE 4
                              TERM and TERMINATION

         Section 4.1 Term. This agreement commences on January 1, 1999 or upon full execution by both parties, whichever is later. This Agreement will expire on January 1, 2002 ("Initial Term") unless terminated earlier pursuant to terms of this Agreement. This Agreement will automatically renew for a subsequent one
(1) year term ("Renewal Term") unless one of the parties elects not to renew, and provides written notice to the other party no later than ninety (90) days prior to the expiration of the Initial Term.

         If a party exercises this right not to renew, the Agreement will expire naturally at the end of the Initial Term, and all rights and obligations of the parties cease on the expiration date.

         Section 4.2 Termination.

         a) This Agreement may be terminated by Ameritech in whole or in part without cause and for convenience upon thirty (30) days written Notice to the AD;

         b) This Agreement may be terminated by AD for any reason upon thirty
(30) days written Notice to Ameritech;

         c) This Agreement may be terminated immediately where expressly provided for elsewhere in this Agreement. In such cases, Ameritech will notify the AD in writing, and the termination shall be for cause, and the effective date of the termination shall be the date of notice;

         d) This Agreement may be terminated by Ameritech for cause in the event of unsatisfactory performance including, but not limited to, unsatisfactory sales performance or violation of Section 5.4 of this agreement on the part of the AD. Ameritech will provide written notice to AD of unsatisfactory performance, and such notice will provide the period of time available to the AD to cure the unsatisfactory performance. If AD does not cure in the specified time, the AD will be given written notice of its termination for cause; and,

         e) Notwithstanding the foregoing Sections in this Article, it is agreed that Ameritech may terminate this Agreement immediately without Notice in the event of:

                  (i) an assignment by the AD for the benefit of creditors;

                  (ii) the institution of voluntary or involuntary proceedings against the Authorized Distributor in bankruptcy, or under any other insolvency or similar law which is not dismissed within sixty (60 days;

                  (iii) the dissolution of the Authorized Distributor;

                  (iv) an attempted assignment of this Agreement by the Authorized Distributor without Ameritech's prior written consent as required under Article 16 of this Agreement;

                  (v) Ameritech becomes aware of a sale, transfer or relinquishment of a substantial interest in the ownership of AD, or a substantial change in management of the AD;

                  (vi) a Seriously Delinquent status on any AD landline or PrePaid Product account with Ameritech which is not cured by AD upon notice of the Seriously Delinquent, and which cannot be cured through set-off provided for under this Agreement "Seriously Delinquent" is determined solely by Ameritech at its discretion but in no event will a delinquency of less than ninety (90) days be considered a "Seriously Delinquent";

                  (vii) submission to Ameritech by the AD, its employee, representative, agent or contractor of any false or fraudulent reports or statements including, but not limited to, any false or fraudulent claims for credits or reimbursements under the "Co-Op', "5 Star" or other similar Ameritech incentive programs; or,

                  (viii) submission by AD, its representative, contractor or agent of a sales agreement or sales order or any other document which is subsequently found to contain forged customer signatures or the customer denies any knowledge of placing an order with AD.

                  (ix) AD violates in any way the terms or limitations of its appointments as set forth under Article 1, or violates in any way AD's obligations and duties under Article 5.

         Section 4.3 Upon Termination.

         (a) Upon expiration or termination of this Agreement, AD shall no longer be an Authorized Distributor of Ameritech's Products and AD must not represent itself as such to others;

         (b) Upon expiration or termination of this Agreement, AD agrees to provide to Ameritech a detailed report of all work in progress under this Agreement within three (3) business days from the termination or expiration of this Agreement, including, without limitation, pending sales and installations;

         (c) Upon expiration or termination of this Agreement, AD shall remove and return to Ameritech any material, including, without limitation, manuals, catalogues, brochures, advertising copy, and training materials, or destroy such materials at Ameritech's sole option;

         (d) Upon expiration or termination of this Agreement, the AD shall remove and discontinue the use of any sign or any other designation containing any of Ameritech's logos, trademarks or trade names, including, without limitation, the designation of Ameritech Authorized Distributor" or "Ameritech Authorized 5-Star Distributor". Should such trademarks or trade names be printed on any of the AD's business cards, letterhead or other written documents, the written documents shall promptly be destroyed, and AD must reprint the materials so as to remove any such trademarks or trade names of Ameritech;

         (e) Upon expiration or termination of this Agreement, AD hereby has the duty to notify all publishers and others who may identify, list or publish AD's identity or name as a marketer, promoter or supporter of Ameritech Products that such identification or publication is prohibited as of the date this Agreement is terminated. For purposes of this Agreement, Publishers means, but is not limited to, the publisher of telephone directories, yellow pages, association directories, or membership rolls; and,

         (f) Certain Exhibits and Attachments set forth terms which apply upon termination of this Agreement, and AD and Ameritech hereby acknowledge their agreement to those terms.

         Section 4.4 Account Transfer. Upon termination of this Agreement, Ameritech, at its sole discretion, will designate itself or another AD to act as successor to AD in providing Ameritech Products to customers "in progress" at the time of termination, and to service those customers who subscribed to Products through AD when this Agreement was in effect.

         Section 4.5 Commissions Upon Termination. Upon termination of this Agreement, Exhibit C governs the treatment of commissions, including, without limitation, residuals which may apply to AD sales made during the term of this Agreement.


                                    ARTICLE 5
                          AUTHORIZED DISTRIBUTOR DUTIES

         Section 5.1 Standard of Conduct. The AD agrees to promote, encourage and increase the sales to, and acceptance by customers of the Products within the Territory. AD will fulfill this duty in a professional and diligent manner. AD agrees that Ameritech's business reputation is one of its most valuable assets. In performing its duties under this Agreement, AD shall observe the highest standard of integrity and fair dealing with members of the public. AD shall do nothing which would tend to discredit, dishonor, reflect adversely upon or in any manner injure the reputation of Ameritech.

         Section 5.2 Application. AD must complete and sign an application form and return it to Ameritech for acceptance. Ameritech hereby acknowledges that an application may have already been submitted by AD, and the parties agree that any prior applications are hereby superceded and replaced by the one which is submitted pursuant to this Section. Ameritech will review and accept the application according to its standard practice, and Ameritech will not countersign this Agreement unless and until an application is accepted by Ameritech.

         Section 5.3 Sales Achievement. The AD shall satisfy minimum monthly, quarterly and annual sales performance requirements as set forth on the document titled "AD Annual Objective Sheet and Tier Multiplier" effective January 1, 1999, which has been signed by each party and which is incorporated by reference herein and which may be modified or amended during the term of this Agreement upon thirty (30) days written notice by Ameritech to AD, and each such modification or amendment shall be deemed to have been included as if originally set forth under Attachment 1.

         Section 5.4 Compliance. The Distributor shall comply with all Ameritech policies, procedures and practices. This includes, but is not limited to: practices and procedures regarding order and subscriber agreement processing; accuracy of submitted orders and agreements; Product methods and procedures; advertising placement and quality rules; commission submission, payment and inquiry guidelines; Ameritech Identity Guidelines; and, Ameritech Authorized Distributor Policies and Practices. Notwithstanding the foregoing, AD, its employees, agents and representatives must comply with all rules, limitations, procedures and policies related to Ameritech's sales incentive programs such as 5-Star and Co-Op.

         Section 5.5 Code of Business Conduct. AD understands and agrees that any violation of the Ameritech Code of Business Conduct by AD'S employees, representatives, contractors or agents will be considered by Ameritech a violation of this duty by the AD.

         Section 5.6 Inquiries, Quotations and Customer Relations. AD shall promptly transmit any customer inquiries regarding any matter related to Ameritech or its Products to Ameritech in a manner prescribed by Ameritech.

         Section 5.7 Customer Information. AD agrees to make available to Ameritech the names and addresses of all purchasers of Ameritech Products through AD, and AD agrees that such information is Confidential Information of Ameritech. The use and disclosure of Ameritech Confidential Information is governed by the restrictions set forth under Article 11 of this Agreement.

         Section 5.8 Financial Statements. AD shall furnish to Ameritech such financial statements as may be reasonably requested by Ameritech's credit manager for Ameritech's confidential use in evaluating the AD's ongoing participation in the AD Program.

         Section 5.9 Indemnity. AD agrees to indemnify and hold Ameritech harmless from any claims or losses, including attorneys' fees and expenses, which arise out of any act or omission of the AD, its employees, agents, representatives, or contractors, in connection with or related to the AD's marketing, promotion, or demonstration of Ameritech's products or services. In addition, and not in derogation of the foregoing, AD agrees to indemnify and hold Ameritech harmless from any claim or loss (including attorneys' fees and expenses) which arise or is in connection with any statements (whether oral or written) made with respect to the Ameritech's products or services, and from any claim or loss which arises from or in connection with any representation or warranty given, or allegedly given, by AD regarding Ameritech's products or services, or regarding AD's right to market and sell Ameritech's products and services, whether such representation or warranty is oral or written, express or implied.

         In addition to, and not in derogation of the above, AD agrees to indemnify, defend and hold Ameritech free and harmless from any loss, damage, liability, cost or expense, including legal fees and expenses, for which Ameritech becomes liable by reason of acts or omissions of AD, its employees, agents, representatives and contractors during the course of their performance hereunder, except to the extent that such act or omission was the result of Ameritech's gross negligence.

         Section 5.10 C.P.N.I. AD must comply at all times with Ameritech's policies on the use of information deemed by Ameritech to be Customer Proprietary Network Information ("CPNI") under the Telecommunications Act of 1996.

         Section 5.11 Duty. AD assumes full responsibility and liability for the acts of its employees, agents, contractors and representatives, and for their supervision, daily direction and control. AD shall require compliance with the duties and obligations of this Agreement to the extent those duties or obligations apply to the acts of the employee, agent, contractor or representative.

         Section 5.12 Insurance. AD will at all time during the term of this Agreement, at AD's sole expense, maintain insurance which is appropriate in type and amount for its performance hereunder, including, but not limited to, automobile insurance and comprehensive liability insurance against claims for bodily and personal injury, death, property damage and all other harm caused by or occurring in connection with AD's, its employees', representatives' and agents' actions, omissions or misrepresentations. Upon request of Ameritech, AD will furnish proof which is satisfactory to Ameritech that insurance coverage required under this Agreement is in effect. Ameritech reserves the right to deem in its sole discretion whether or not the insurance is "appropriate in type and amount".


                                    ARTICLE 6
                               AMERITECH'S DUTIES

         Section 6.1 Sales Materials. Ameritech shall from time-to-time furnish catalogues, brochures, pamphlets, promotional and other materials pertaining Products to assist AD in promoting and developing the sale and acceptance of the products and services in the Territory. AD may request additional sales materials, Ameritech will furnish them, and a charge may sometimes apply.

         Section 6.2 Duty to Promote. Ameritech agrees to use reasonable efforts to promote, encourage and increase the marketing efforts of its Products through advertising and other marketing initiatives.

         Section 6.3 Payment of Commissions. Ameritech shall pay commissions to AD pursuant to the terms, conditions and schedule set forth under Exhibit C.

         Section 6.4 AD Incentive Programs.

         (a) Ameritech will provide Co-Operative advertising funds under its "Ameritech Authorized Distributor Co-Op Program" ("Co-Op"). The terms, conditions, limitations and obligations of the parties under the Co-Op program are set forth in the document titled, "The Co-Op and 5-Star Program" dated January, 1999 set forth under Exhibit D hereto, which is incorporated by reference herein. Notice of any modification to the Co-Op program will be made
via the "         *" web site and bulletin board, and each modification
will be deemed incorporated herein under Exhibit D as if originally set forth therein in its entirety. The modification will he effective the date it is posted by Ameritech on the web site bulletin board. Modification means any change to the Co-Op program, up to and including discontinuing all or part of the program.

         (b) Partners in Excellence. Ameritech will make available to AD an incentive program which will allow the AD, at its election and discretion, to qualify as an "Ameritech 5-Star Distributor", and become eligible for the benefits associated with that status. On an annual basis Ameritech will provide AD with the criteria for the "Partner's in Excellence" program ("PIE"), which is the criteria which will be used to determine if the AD qualifies as an "Ameritech 5-Star Authorized Distributor" ("5-Star"). If qualified under PIE, AD may indicate to others its status as a "5-Star" AD, and will receive benefits associated with the 5-Star status.


                                    ARTICLE 7
                              SALES AND COMMISSION

         Section 7.1 Exhibit C - Commissions. Ameritech agrees to pay AD commission pursuant to Exhibit C hereto, incorporated by reference herein, as may be amended from time-to-time. Commissions are earned by AD at the time of payment by Ameritech. Ameritech's commission payment procedures and practices are governed by Ameritech AD commission practices and procedures which are established by Ameritech in its sole discretion, and may be modified by Ameritech at any time for any reason, including, but not limited to, more efficient handling of payment inquiries and tracking.

         Section 7.2. Sales Within Territory. Ameritech shall pay commission to AD on sales within the Territory for all Products and will pay commission for sales out of Territory only if AD has received prior written consent from Ameritech for such treatment. Sales outside of the Objective Territory (hereinafter defined) are treated differently from those within the Objective Territory for purposes of commission, as further described under Exhibit C.

         Section 7.3 End Users. As provided elsewhere in this Agreement, AD is prohibited from selling Product to a purchaser the AD knows or should know is not, or will not be in the future, the end user of the Product, there fore, Ameritech will not pay commission on such a sale. Nonpayment of commission is in addition to any right or remedy Ameritech may have available in law or in equity for violation of this Section.

         Section 7.4 Retail Business Customers. As provided elsewhere in this Agreement, the purpose of this Agreement is to benefit each party from the sale of Product to the retail business customers of Ameritech at retail business prices. Therefore, Ameritech will not pay commission on any product sold to a customer who is not designated as a retail business customer by Ameritech, or which is sold at a rate or price which is not deemed by Ameritech to be a retail price. Nonpayment of commission under this subsection is in addition to any right or remedy Ameritech may have available in law or in equity for a violation of this Section.

         Section 7.5 Special Arrangements. Ameritech acknowledges that the dynamics of the telecommunications industry and the retail business customer market may result in specialized sales. AD may request unique commission handling for a specialized sale, and Ameritech reserves the right in its sole discretion to accept or reject the AD's request, to set the commission payment the AD will receive if the sale is finalized, and establish the payment schedule which will apply to such a payment. The decision by Ameritech on a specialized arrangement is final and not appealable. To be eligible for unique commission handling, Ameritech must consent in writing to the special arrangement prior to the close of the sale. No exceptions will apply to this condition.

         Section 7.6 Commission Values. Ameritech is solely responsible for the determination and calculation of the commission to be paid on an individual sale, and Ameritech's commission award to AD, absent arithmetic errors, is final and not appealable. Ameritech reserves the right to pay a commission amount different from that which is set forth under Exhibit C, provided that modification is reasonable, and Ameritech reserves the right to establish a payment schedule for such a commission award.

         Section 7.7 Partnering. Ameritech does not discourage its ADs from working together or with other Ameritech direct sales representatives on a specific sale if it is in the best interest of Ameritech, provided Ameritech is notified and approves of such partnering prior to any customer sales proposal. In the event of such approved partnering arrangements, Ameritech reserves the right to establish a commission payment value and payment schedule for such a sale without invalidating any part of this Agreement, and such arrangement shall not be considered as establishing a precedent. Ameritech in its sole discretion shall establish the value and commission payment percentages due to each of the sale partners.

         Section 7.8 No Authority to Bind. AD has no authority to bind Ameritech, and all orders, subscriber agreements and customer contracts are subject to acceptance by Ameritech in the manner prescribed by Ameritech. Therefore, AD shall not be paid commission on any sale or order until the subscriber agreement or order is accepted by Ameritech under the then-in-effect acceptance procedures. Ameritech's acceptance will not be unreasonably withheld or delayed. Ameritech as the Product supplier has the right to refuse any customer order for any reason Ameritech deems sufficient, and AD shall not be entitled to any commission on any order so refused.

         Section 7.9 Discrepancy of Commission Due and Audit. In the event of a discrepancy between the sales reflected on the Ameritech generated AD commission report and the sales which AD claims were approved and processed by Ameritech, AD may request an audit of Ameritech's commission records. The AD may employ such assistance as it deems desirable to conduct the audit, but may not use the assistance of: (i) a person or an entity that competes or whose employer competes with Ameritech; (ii) that is the principal outside auditor of a competitor of Ameritech (unless such auditor is also the AD's principal outside auditor); or, (iii) is someone to whom Ameritech reasonably objects to performing any such audit. AD shall cause any person or firm retained for this purpose to execute a non-disclosure agreement in favor of Ameritech.

         If the audit reveals that Ameritech made an error in its favor which totals twenty-five percent (25%) or more of the AD's year to date commissions, as determined by the most current Ameritech commission report, Ameritech will bear the expense of the audit, provided that AD submits evidence of actual expense.


                                    ARTICLE 8
                            THE PARTIES' RELATIONSHIP

         Section 8.1 Independent Representative. The parties agree that the relationship arising from this Agreement is that of Product supplier and independent sales representative, and the relationship arising from this Agreement does not constitute or create an agency, joint venture, partnership, an employee relationship or franchise between them. AD has no authority to bind Ameritech in contract or otherwise, or to make representations as to the policies or procedures of Ameritech other than as expressly authorized by Ameritech. AD acknowledges and agrees that it is an independent business with respect to its performance under this Agreement.

         Section 8.2 Identification. The AD is and must at all times hold itself out to be an independent business authorized to act as an authorized distributor with respect to the Products. Unless expressly and specifically authorized by Ameritech in writing, AD shall not make any promise, warranty or representation on Ameritech's behalf with respect to the Products, or any other matter.

         Section 8.3 No Fee. AD acknowledges that it has awarded no fee to Ameritech in connection with the appointment made by Ameritech under this Agreement.

         Section 8.4 Employees. AD, its employees, agents, representatives and contractors are not and will not be, and shall not be deemed to be, employees or joint employees of Ameritech, its parent or its affiliates, and shall at no time be eligible for or apply for eligibility for any insurance or other benefit available to an employee of Ameritech Corporation, its subsidiaries or affiliates. Ameritech is not and will not be responsible for worker's compensation, disability benefits, unemployment insurance, withholding taxes, social security or any other taxes or benefits for AD, its employees, agents, representatives and contractors. AD is and shall be responsible for all federal, state, and local taxes applicable to it, and hereby agrees to indemnify and hold Ameritech harmless from any claim or liability therefrom.


                                    ARTICLE 9
                            FACILITIES AND MATERIALS

            AD hereby represents and warrants that it has adequate facilities, equipment, means of transportation, sales force, distribution capabilities, and business office and clerical staff necessary to perform the services and activities required by this Agreement. Ameritech reserves the right to obtain access to AD's facilities for the purpose of examining the adequacy of the facilities and materials. Such access will be granted by AD provided it is during AD's regular business hours. AD also represents that none of the above items have been specifically acquired or obtained for the performance of this Agreement.

                                   ARTICLE 10
                           TRADEMARKS AND TRADE NAMES

         Section 10.1 Limited, Non-exclusive License. Ameritech hereby grants to AD a limited, non-exclusive non-transferable, nonsublicenseable, royalty-free right to use the AMERITECH trade names, trademarks, and service marks, (hereinafter, "the Marks") in the Territory in accordance with AD performance hereunder. This license is conditioned on AD'S complete compliance with Ameritech's policies, practices and procedures for use of the Marks, and Ameritech's Identity Guidelines, both which are provided to AD by Ameritech. In addition, the AD must comply with all applicable governmental regulations with respect to the Marks. Ameritech reserves the right to inspect, observe, review and in any way audit the AD'S use of the Marks at any time during the term of this Agreement, and, if requested by Ameritech, such review or audit shall take place on AD's premises, and AD grants Ameritech access to conduct such review during AD's normal business hours.

         AD shall not use, and is prohibited from adopting any of the Marks, or any part of any of the Marks as an Internee domain name, and shall not register, or seek to register any name or mark anywhere in the world which is identical or confusingly similar to any Mark, or so similar thereto as to constitute a colorable imitation thereof or to suggest some association, sponsorship, or endorsement by Ameritech.

         Section 10.2 Ameritech's Rights in Marks. AD will not alter, modify, dilute or misuse the Marks, bring them into disrepute or challenge Ameritech's rights in them. AD shall cooperate with Ameritech as may be reasonably necessary for Ameritech to protect, prosecute or defend its rights with respect to the Marks.

         Section 10.3 Layout Limitations. AD's right to use the designation of "Ameritech Authorized Distributor" or "Ameritech Authorized 5-Star Distributor" is limited to the layout and design guidelines which are set forth in Ameritech's Identity Guidelines. Any use of that designation which is not in complete compliance with the use requirements and guidelines under Exhibit D will be considered a material breach of this Agreement, and Ameritech may terminate this Agreement upon Notice if AD does not cure the breach immediately and to the satisfaction of Ameritech. Such termination is in addition to any other right or remedy Ameritech may have available to it at law or equity.

         Section 10.4 Ameritech Consent Required. AD will not combine the Marks with any other marks, names, or symbols without Ameritech's prior written consent. The AD shall refrain from using any name, trademark, trade name, logo, slogan, label, title or insignia, or one confusingly similar thereto, now or hereafter owned adopted or used by Ameritech (whether registered or unregistered) in any manner, or any medium, or for any other reason than that approved by Ameritech, and shall refrain from any use in any geographic area outside of the Territory.

         Section 10.5 Substantial Value. AD hereby acknowledges the substantial value of the Marks and the goodwill associated therewith, and acknowledges that such goodwill is a property right belonging to Ameritech. AD recognises that Ameritech is the owner of the Marks, and that nothing contained in this Agreement is intended as an assignment or grant to the AD of any right, title, or interest in or to the Marks. AD shall not do anything which is inconsistent with Ameritech's ownership of the Marks, and all use of the Harks by AD shall inure to the benefit of and be on behalf of Ameritech. AD hereby acknowledges and agrees that its use of the Marks is limited to purposes which are necessary for its performance hereunder.

         Section 10.6 Reproduction. AD agrees that accurate reproduction of the Marks is uppermost. prior to use, AD must provide Ameritech with approval samples of all advertising, business cards, letterhead and any other materials which bear Marks. Ameritech will attempt to answer promptly; if Ameritech does not respond within sixty (60) days of receipt of such materials (except advertising), they will be deemed not approved. With respect to advertising, if Ameritech does not respond within thirty (30) days, the advertising will be considered approved. AD is prohibited from modifying or changing any such approved material without first obtaining written approval.

         Section 10.7 Discontinue Use. Upon expiration or termination of this Agreement, AD shall immediately discontinue use of any trademark, trade name, logo, slogan, label, title or insignia now or hereafter owned, adopted or used by Ameritech (whether registered or unregistered), and destroy all printed materials (including but not limited to business cards, letterhead, promotional and advertising materials, store signage, vehicle signage, and customer premises stickers and signage) bearing any of the Marks.

         Section 10.8 Indemnification. Ameritech shall indemnify and hold AD harmless from any and all damage or expense resulting from valid trademark infringement claims with respect to any of the Marks used by the AD pursuant to this Agreement, provided, however, that; (a) Ameritech is given notice within ten (10) days after the AD received notice of such claim or suit for infringement, together with full information with respect thereto, and complete control of the defense and any settlement thereof; and, (b) AD's use of the Mark(s) which gives rise to the claim is a permitted use in accordance with this Agreement.

         Section 10.9 No Other Rights. No other rights are granted to AD to use any trademarks, trade names, service marks or service names of Ameritech or its affiliates. Further, no licenses, warranties, or indemnifications, express or implied, under any patents, copyrights, or any trade secrets are granted to AD.

         Section 10.10 Survival. This Article 10 and all its sections shall survive any termination or expiration of this Agreement.

                                   ARTICLE 11
                  OWNERSHIP OF INFORMATION AND CONFIDENTIALITY

         Section 11.1 Ameritech Confidential Information. Any business and management information of Ameritech, its parent or its affiliates, including, but not limited to, reports, product specifications, pricing, product design, business plans, strategies and practices, marketing or technical information and data, and information regarding or related to customers, including. without limitation, customer segmentation strategies and placement, existing customer account information and history and potential targeted customers, and any material marked "confidential" or "proprietary" which is furnished or disclosed by Ameritech or its representative is collectively deemed "Ameritech Confidential Information". Ameritech Confidential Information of Ameritech is acknowledged herein by the parties to be a significant asset of Ameritech, and Ameritech will disclose its Confidential Information for AD to assist AD in its performance hereunder. Any Ameritech confidential information which is disclosed to AD or otherwise learned by AD during the term of this Agreement is deemed the exclusive property of Ameritech.

         In addition, sales information including, but not limited to, the terms and conditions of standard contracts, sales and operational methods, business acquisition plans; new personnel acquisition plans; and, other business affairs of Ameritech and any of its affiliates, are Ameritech "Confidential Information" and trade secrets.

         Section 11.2 Ten Years. During the term of this Agreement and for a period of ten (10) years thereafter Ameritech Confidential Information shall not be disclosed by AD to any person except officers and employees of the AD requiring the information to perform under this Agreement. In no event shall Ameritech Confidential Information or trade secrets be used for the benefit of the AD except in connection with performing under this Agreement.

         Section 11.3 Bound to the Same Extent as AD. The AD shall require all officers, employees, agents and representatives to whom that information is available or disclosed to by AD to agree to protect against disclosure to others of Ameritech Confidential Information to the same extent as the AD has agreed.

         Section 11.4 Liability. The AD shall be liable to Ameritech for damages caused by any breach of this provision or by any unauthorized disclosure of that Confidential Information and those materials by its of officers, employees, representatives and agents.

         Section 11.5 AD Confidential Information. Ameritech agrees that it will protect the disclosure of AD Confidential Information to the same extent it protects its own Confidential Information. In no event is Ameritech authorized to disclose AD Confidential Information outside of Ameritech without prior written approval of AD.

         Section 11.6 Limitations. The obligations of this Article 11 shall not apply to Ameritech Confidential Information which is; (i) available to the public through no breach of this Agreement; (ii) is required by law or regulation to be disclosed, but only to the extent and for the purposes of such required disclosure; or, (iii) is disclosed in response to a valid order of a court or other governmental body of the United States with proper jurisdiction, but only to the extent of and for the purposes of such order and only if the AD first notifies Ameritech of the order and permits Ameritech to seek an appropriate protective order.

         Section 11.7 Ownership of Subscriber Information. To the extent allowed under law, all subscriber and customer information, which includes, but is not limited to: subscriber and customer lists' customer's use of products and services; subscriber billing and related information; and, subscriber and customer satisfaction information, all of which is collectively referred to herein as "Subscriber Information" is the exclusive property of Ameritech and is to be used by the AD only for purposes of this Agreement, and promptly returned to Ameritech upon termination or expiration of this Agreement. Subscriber Information is always Ameritech Confidential Information.

         Section 11.8 Terms of this Agreement. The terms and conditions of this Agreement are Confidential Information of Ameritech and AD,

         Section 11.9 Survival. This Article 11 and all its Sections shall survive the termination or expiration of this Agreement.

                                   ARTICLE 12
                                RIGHT TO SET-OFF

         Ameritech reserves the right to set-off commissions due to AD if any AD account with Ameritech is deemed by Ameritech to be "Seriously Delinquent" (defined hereinafter). Ameritech's set-off right is governed by Exhibit C,
Section 2.0. In the event set-off is not adequate for an AD's Seriously Delinquent accounts, Ameritech's right to terminate is governed by Section 4.2(c).

                                   ARTICLE 13
                RIGHT TO AUDIT AND INSPECT DISTRIBUTOR'S RECORDS

         During the term of this Agreement and for one (1) year after termination or expiration of this Agreement, Ameritech reserves the right to obtain access to and examine fully the books, records and accounts of all transactions and activities covered by this Agreement upon reasonable notice to AD and during AD's regular business hours.

                                   ARTICLE 14
                            AGREEMENT NOT TO COMPETE

         Section 14.1 Protection of Ameritech's Customer Relationship. The parties agree with the Business Purpose of this Agreement which is stated above, and agree that the commitments of this Article 14 are necessary to maintain this mutual benefit. The parties agree that this Article 14 serves to protect Ameritech's legitimate business interest in protecting Ameritech's customer relationships and Ameritech's customer/subscriber information which is disclosed to AD solely for successful performance hereunder.

         Section 14.2 Term of Non-Compete. During the term of this Agreement and for a period of one (1) year thereafter, AD and individuals associated with AD will be privileged to a significant amount of Ameritech Confidential Information, therefore, AD and its principal(s), director(s), officer(s) and shareholder(s) (except those holding stock in the AD corporation whose stock is publicly traded and which is subject to the reporting requirements of the Securities Exchange Act of 1934 and then only to the extent of owning not more than ten percent (10%) of the issued and outstanding shares of such corporation), collectively and individually are bound by the terms of this Section.

         AD and any individual subject to this Section shall not assist or facilitate the sale or use by a customer of a product or service which is "competitive" to the Products. For purposes of this Section, "competitive to" shall mean that the product or service is of a similar type or serves the same purpose as the Product(s), or performs the same function as the Products, or provides the customer the same benefit as the Products covered by this Agreement. This shall mean that an individual subject to this Section shall not be employed by, serve as an agent for, or act as a representative or contractor for a company which sells, promotes or distributes the competitive products or services in the Territory.

         Section 14.3 Equitable Relief. The AL, its shareholders and officers, jointly and severally acknowledge and agree that the remedy at law for any breach, or threatened breach, of any of the provisions of Article 14 will be inadequate, and the AD and its shareholders jointly and severally agree that Ameritech shall be entitled to such equitable relief as may be available from any court of competent jurisdiction, and this right shall be in addition to any other rights or remedies it may have for any violation of these provisions.

         Section 14.4 Severability. In the event any of the provisions of this
Article 14 is determined by a court of competent jurisdiction to be in violation of applicable law for any reason whatsoever, then any such provision or part of a provision shall be deemed to be automatically amended so as to comply with applicable law, and not deemed void.

         Section 14.5 Survival. This Article 14 and all its Sections shall survive the termination or expiration of this Agreement.

                                   ARTICLE 15
                                     NOTICE

         Section 15.1 Notice. Unless Notice via "         *" is
expressly identified as proper communication elsewhere in this Agreement, Notice or other communication given by one party to the other under this Agreement shall be deemed sufficient and proper if the Notice is in writing and is delivered personally, or is sent postage prepaid, first class U.S. Mail, or by overnight courier, and such Notice shall be deemed received by the other party:
a) three (3) days after the Notice is deposited with the U.S. Postal Service; or, b) the following business day if sent by overnight courier. Notice will also be deemed sufficient and proper if sent by facsimile provided the original notice is sent via postage prepaid, first class U.S. Mail the same day as the facsimile; if sent by facsimile Notice will be deemed received by the other party on the date and time shown on the original transmission confirmation sheet which is electronically generated by the facsimile machine at the time the transmission is completed. Notice must be directed as set forth below; each party reserves the right to change the direction of the Notice, and will do so through proper Notice to the other party.


         If to Ameritech                     If to AD
         Ameritech                           James Lowery
         225 W. Randolph, Floor              Telecomm Industries
         Chicago, Illinois 60606             1743 Quincy Street, Suite 143
         Attn:     Alternate Channels        Naperville, IL 60540
         Facsimile Number: 3l2-251-0633      Facsimile Number:
                                                              ------------------

                                   ARTICLE 16
                                   ASSIGNMENT

         Section 16.1 AD Assignment. This Agreement may not be assigned by AD without the prior written consent of Ameritech, and such consent will not be unreasonably denied or withheld. Any attempted assignment in violation of this Section shall be deemed void. In the event the proposed assignee is an existing Ameritech AD, Ameritech reserves the right to consent with conditions, including but not limited to, conditioning consent on acceptance by AD of Territory modifications or sales objective restructure.

         section 16.2 Complying Assignment. In the event of a complying assignment, this Agreement shall be binding upon and shall inure to the benefit of the party's respective assigns and successors.

                                   ARTICLE 17
                                  GENERAL TERMS

         Section 17.1 Governing Law. This Agreement shall be governed and construed by the laws of the State of Illinois, as those laws apply to contracts which are executed and fully performed within that State.

         Section 17.2 Counterparts. This Agreement shall be executed in counterparts and shall not be binding upon Ameritech until each counterpart is executed by Ameritech and AD. Each party will retain a document with original signature, and each fully executed counterpart will be considered an original Agreement.

         Section 17.3 Non-Waiver. All rights, remedies and relief available to Ameritech shall be exercised at Ameritech's sole option. The failure of Ameritech to enforce at any time any provision of this Agreement, or to exercise any option which is provided for herein, or the failure of Ameritech to require performance by the AD of any provision herein, shall in no way affect the validity of, or act as a waiver of this Agreement, or any part thereof or any right of Ameritech thereafter to enforce it.

         Section 17.4 Incorporation. All Recitals, Exhibits and Attachments and Annexes are fully incorporated herein, and each modification or amendment thereto shall be deemed incorporated as if set forth originally therein. Ameritech reserves the right to modify, add to and amend this Agreement, including the Exhibits and Attachments hereto upon thirty (30) days written notice to AD, and the modification, addition or amendment will be effective on the thirtieth (30th) calendar day after the date the Notice is received by the AD without the requirement of acknowledgement or any other act by AD.

         Section 17.5 Entire Agreement. This Agreement contains the entire agreement of the parties related to Ameritech's grant of rights as an Ameritech Authorized Distributor and AD's acceptance thereof, and cancels all prior agreements, understandings and representations, whether written or oral, express or implied, and all such prior agreements are hereby deemed terminated by mutual consent of the parties and all obligations under any such prior agreement are agreed by each party to be inoperable and unenforceable.

         Section 17.6 Section Headings. All article and section headings and captions used in this Agreement are for convenience or reference only and are no intended to define or limit the scope of any provisions in this Agreement.


         IN WITNESS WHEREOF, and intending to be legally bound, the undersigned authorized parties have duly executed this Agreement effective on the date.

Ameritech Information Systems, Inc.       Telecomm Industries, Inc.

By:                                       By:
   -------------------------------           ----------------------------------
Signature: /s/ Steve Mitchell             Signature: /s/ James Lowery

Name Typed or Printed: Steve Mitchell     Name Typed or Printed: James Lowery

Title:     Director                       Title:  CEO

Date:      January 22, 1999               Date:  December 30, 1998

(The Balance of this Page Intentionally Left Blank)

                                                             EXHIBIT A TERRITORY

         This is Exhibit A to the Authorized Distributor Agreement Between Ameritech and Telecomm Industries, Inc. ("AD") dated January 1, 1999.

         AD is hereby granted the right to distribute in the Territory specified under this Exhibit. AD's right under the Agreement and this Exhibit is conditioned on full execution of the Agreement and the signature of both parties at the end of each Exhibit.

         Ameritech and AD agree that sales outside of the Territory are not encouraged and AD's authority to market, promote or sell Ameritech products to customers outside of the Territory requires prior written approval by Ameritech.

          STATE:

          AREA CODES*:


         If a business unit is not specifically listed below, sales by AD to customers classified by Ameritech as served by that business unit are considered "out of Territory" sales for purpose of this Agreement.**

* Any area code split will result in automatic inclusion of the new area codes unless AD is otherwise notified in writing by Ameritech.

         **Key - CBS means customers of the Custom Business Services business unit

                         GBS means customers of the General Business Services unit

(The Balance of this Page Intentionally Left Blank)

                                                              EXHIBIT B PRODUCTS

         This is Exhibit B to the Authorized Distributor Agreement between Ameritech and Telecomm Industries, Inc. ("AD") dated January 1, 1999.

         AD is authorized to Distribute the Products specified under the Attachments only if the following conditions are satisfied: i) the above-referenced Agreement is fully executed by the parties; and, ii) all three product family Attachment pages of this Exhibit are fully executed by each party.

         Attachment 4 to this Exhibit specifies which Products retire AD's sales objective in a Product family. Sales of Products which do not retire the AD's objective are treated differently for purpose of commission, and such treatment is specified in Exhibit C.

         For convenience purposes only, each product family category is set forth under its own Attachment to this Exhibit, and each product or service in that product family category is itemized. AD and Ameritech will appropriately indicate which Products AD is authorized to Distribute, and will sign and date each product family Attachment.

         The products and services which are identified under the fully executed Exhibits herein together and collectively constitute the "Product" for purposes of the above referenced Agreement between Ameritech and AD.

The Attachments are:

    Attachment 1      Voice Network Products and Services
    Attachment 2      Standard Data Products and Services
    Attachment 3      Usage Products and Services
    Attachment 4      Objective Retirement Product List (by Product Family)


(The Balance of this Page Intentionally Left Blank)

                                                        EXHIBIT B, Attachment 1
                                                         Voice Network Products

               ATTACHMENT 1: VOICE NETWORK PRODUCTS AND SERVICES

             This is incorporated as Attachment 1 to Exhibit B to the Authorized Distributor Agreement between Ameritech and Telecomm Industries, Inc. ("AD") dated January 1, 1999.

                   Ameritech 1-800-CONFERENCE
                   Ameritech 9-1-1 Locator ID
                   Ameritech Caller ID
                   Ameritech Centrex Service (Includes ISDN Centrex) Ameritech Custom Calling Services
                   Ameritech Digital Transport Service-Enhanced (ADTS-E) Ameritech DSO (except Total Access Service)
                   Ameritech DS1 (except Total Access Service)
                   Ameritech FeatureLink
                   Ameritech ISDN Direct Service
                   Ameritech ISDN Prime Service
                   Ameritech Linebacker
                   Ameritech Local Access Lines
                   Ameritech PBX Trunks
                   Ameritech Remote Call Forwarding
                   Ameritech SmartFax Connections
                   Ameritech Voice Mail




-------------------------------          ------------------------------
Ameritech Signature                      AD Signature


-------------------------------          ------------------------------
Date                                     Date


(The Balance of this Page Intentionally Left Blank)

                                                         EXHIBIT B, Attachment 2

                                                          Standard Data Products

               ATTACHMENT 2: STANDARD DATA PRODUCTS AND SERVICES

         This is incorporated as Attachment 2 to Exhibit B to the Authorized Distributor Agreement between Ameritech and Telecomm Industries, Inc. ("AD") dated January 1, 1999.

                Ameritech Analog Video Service
                Ameritech Asynchronous Transfer Mode Service (ATM)
                Ameritech Broadcast Video Service
                Ameritech Connectionless Broadband Data Service (CBDS) Ameritech Digital Transport Service-Enhanced (ADTS-E) Ameritech DSO (except Total Access Service)
                Ameritech DS1 (except Total Access Service)
                Ameritech DS3 (except Total Access Service)
                Ameritech Fiber Distributed Data Interface Service (FDDI) Ameritech Fractional DS1 (384) (except Total Access Service) Ameritech Frame Relay Service (FRS)
                Ameritech Host Interconnection Service (AHIS)
                Ameritech Internet Access (Dedicated Access over Frame Relay or CBDS)
                Ameritech ISDN Direct Service
                Ameritech ISDN Prime Service
                Ameritech LAN Interconnect Service (ALIS)
                Ameritech Packet Switched Data Service
                Ameritech Reconfiguration Service (ARS)
                Ameritech Remote Office Access Manager (ROAM)
                Ameritech Synchronized Optical Network Service (SONET)



-------------------------------          ------------------------------
Ameritech Signature                      AD Signature


-------------------------------          ------------------------------
Date                                     Date



(The Balance of this Page Intentionally Left Blank)

                                                         EXHIBIT B, Attachment 3

                                                                  Usage Products

                    ATTACHMENT 3: USAGE PRODUCTS AND SERVICES

         This is incorporated as Attachment 3 to Exhibit B to the Authorized Distributor Agreement between Ameritech and Telecomm Industries, Inc. ("AD") dated January 1, 1999.

             Ameritech 1-800-CONFERENCE
             Ameritech 9-1-1 Locator ID
             Ameritech Caller ID
             Ameritech Custom Calling Services
             Ameritech Digital Transport Service-Enhanced (ADTS-E) Ameritech Linebacker
             Ameritech Local Access Lines
             Ameritech PrePaid Products
             Ameritech PEX Trunks
             Ameritech Remote Call Forwarding
             Ameritech SmartFax Connections
             Ameritech ValueLink Product Family
             Ameritech Voice Mail



-------------------------------          ------------------------------
Ameritech Signature                      AD Signature


-------------------------------          ------------------------------
Date                                     Date




(The Balance of this Page Intentionally Left Blank)

                                                          EXHIBIT B Attachment 4


             Objective Retirement Product List (by Product family)

      ATTACHMENT 4: OBJECTIVE RETIREMENT PRODUCT LIST (BY PRODUCT FAMILY)

         This is incorporated as Attachment 4 to Exhibit B to the Authorized Distributor Agreement between Ameritech and Telecomm Industries, Inc. ("AD") dated January 1, 1999.

         The products and services identified in each Annex to this Attachment will or will not retire an AD's objective fox the product family specified on the Annex as indicated in the column titled "Objective Retirement".

(The Balance of this Page Intentionally Left Blank)

                  ANNEX 1: VOICE NETWORK PRODUCTS AND SERVICES
                              OBJECTIVE RETIREMENT

         This is incorporated as Annex 1 to Attachment 4 of Exhibit B to the Authorized Distributor Agreement between Ameritech and Telecomm Industries, Inc. ("AD") dated January 1, 1999.

------------------------------------------------------         -------
                                                              Objective
                     Eligible Products and Services          Retirement

------------------------------------------------------         -------
Ameritech 1-800-CONFERENCE                                       Yes
------------------------------------------------------         -------
Ameritech 9-1-1 Locator ID                                       Yes
------------------------------------------------------         -------
Ameritech Caller ID                                              Yes
------------------------------------------------------         -------
Ameritech Centrex Service (Includes ISDN Centrex)                Yes
------------------------------------------------------         -------
Ameritech Custom Calling Services                                Yes
------------------------------------------------------         -------
Ameritech Digital Transport Service-Enhanced (ADTS-E)            Yes
------------------------------------------------------         -------
Ameritech DSO (except Total Access Service)                      No
------------------------------------------------------         -------
Ameritech DS1 (except Total Access Service)                      No
------------------------------------------------------         -------
Ameritech FeatureLink                                            Yes
------------------------------------------------------         -------
Ameritech ISDN Direct Service                                    Yes
------------------------------------------------------         -------
Ameritech ISDN Prime Service                                     Yes
------------------------------------------------------         -------
Ameritech Linebacker                                             Yes
------------------------------------------------------         -------
Ameritech Local Access Lines                                     Yes
------------------------------------------------------         -------
Ameritech PBX Trunks                                             Yes
------------------------------------------------------         -------
Ameritech Remote Call Forwarding                                 Yes
------------------------------------------------------         -------
Ameritech SmartFax Connections                                   Yes
------------------------------------------------------         -------
Ameritech Voice Mail                                             Yes
------------------------------------------------------         -------

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                                       25

                                                         Exhibit B, Attachment 4

                                                                         Annex 2

                                                          Standard Data Products

                  ANNEX 2: STANDARD DATA PRODUCTS AND SERVICES
                              OBJECTIVE RETIREMENT

         This is incorporated as Annex 2 to Attachment 4 of Exhibit B to the Authorized Distributor Agreement between Ameritech and Telecomm Industries, Inc. ("AD") dated January 1, 1999.

------------------------------------------------------------   ----------
                                                               Objective
                     Eligible Products and Services            Retirement

------------------------------------------------------------   ----------
Ameritech Analog Video Service                                     Yes
------------------------------------------------------------   ----------
Ameritech Asynchronous Transfer Mode Service (ATM)                 Yes
------------------------------------------------------------   ----------
Ameritech Broadcast Video Service                                  Yes
------------------------------------------------------------   ----------
Ameritech Connectionless Broadband Data Service (CBDS)             Yes
------------------------------------------------------------   ----------
Ameritech Digital Transport Service-Enhanced (ADTS-E)              Yes
------------------------------------------------------------   ----------
Ameritech DSO (except Total Access Service)                        Yes
------------------------------------------------------------   ----------
Ameritech DS1 (except Total Access Service)                        Yes
------------------------------------------------------------   ----------
Ameritech DS3 (except Total Access Service)                        Yes
------------------------------------------------------------   ----------
Ameritech Fiber Distributed Data Interface Service (FDDI)          Yes
------------------------------------------------------------   ----------
Ameritech Fractional DS1 (384) (except Total Access Service)       Yes
------------------------------------------------------------   ----------
Ameritech Frame Relay Service (FRS)                                Yes
------------------------------------------------------------   ----------
Ameritech Host Interconnection Service (AHIS)                      Yes
------------------------------------------------------------   ----------
Ameritech Internet Access
   (Dedicated Access over Frame Relay or CBDS)                     Yes
------------------------------------------------------------   ----------
Ameritech ISDN Direct Service                                      Yes
------------------------------------------------------------   ----------
Ameritech ISDN Prime Service                                       Yes
------------------------------------------------------------   ----------
Ameritech LAN Interconnect Service (ALIS)                          Yes
------------------------------------------------------------   ----------
Ameritech Packet Switched Data Service                             Yes
------------------------------------------------------------   ----------
Ameritech Reconfiguration Service (ARS)                            Yes
------------------------------------------------------------   ----------
Ameritech Remote Office Access Manager (ROAM)                      Yes
------------------------------------------------------------   ----------
Ameritech Synchronized Optical Network Service (SONET)             Yes
------------------------------------------------------------   ----------

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                                       26

                                                         Exhibit B, Attachment 4

                                                                         Annex 3

                                                                  Usage Products

                      ANNEX 3: USAGE PRODUCTS AND SERVICES
                              OBJECTIVE RETIREMENT

         This is incorporated as Annex 3 to Attachment 4 of Exhibit B to the Authorized Distributor Agreement between Ameritech and Telecomm Industries, Inc. ("AD") dated January 1, 1999.

-------------------------------------------------------    --------------------

Eligible Products and Services                             Objective Retirement

-------------------------------------------------------    --------------------
Ameritech 1-800-CONFERENCE                                          Yes
-------------------------------------------------------    --------------------
Ameritech 9-1-1 Locator ID                                          No
-------------------------------------------------------    --------------------
Ameritech Caller ID                                                 No
-------------------------------------------------------    --------------------
Ameritech Custom Calling Services                                   No
-------------------------------------------------------    --------------------
Ameritech Digital Transport Service-Enhanced (ADTS-E)               No
-------------------------------------------------------    --------------------
Ameritech Linebacker                                                No
-------------------------------------------------------    --------------------
Ameritech Local Access Lines                                        No
-------------------------------------------------------    --------------------
Ameritech Prepaid Products                                          Yes
-------------------------------------------------------    --------------------
Ameritech PBX Trunks                                                No
-------------------------------------------------------    --------------------
Ameritech Remote Call Forwarding                                    No
-------------------------------------------------------    --------------------
Ameritech SmartFax Connections                                      Yes
-------------------------------------------------------    --------------------
Ameritech Valuelink Product Family                                  Yes
-------------------------------------------------------    --------------------
Ameritech Voice Mail                                                No
-------------------------------------------------------    --------------------

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                                       27

Commission

                                                            Exhibit C COMMISSION

         This is incorporated as Exhibit C to the Authorized Distributor Agreement Between Ameritech and Telecomm Industries, Inc. ("AD") dated January 1, 1999 (hereinafter the "Agreement").

1.0  General

     1.1 Definitions

         As used in this Agreement, the following definitions apply:

          "AD of Record" shall mean the Authorized Distributor firm credited with the sale of a new or renewed Centrex System or Prepaid Products.

          "Base Commission" shall mean the amount paid upfront to an AD for sales of Ameritech Products. The base commission may increase as an AD's objective increases relative to other ADs.

          "Billable Revenue" shall mean those Recurring and Non-Recurring charges which result from the customer service order(s) which result from the sale submitted by the AD.

          "Completed Orders" shall mean a "completed" Status in an Ameritech service ordering or billing systems.

          "Contract Value" or "CV" shall mean the value of the Recurring and Non-Recurring revenue charges for each product which is used by Ameritech for purposes of establishing the value of a sale for commission purposes.

          "Eligible Product" or "Product Eligibility" shall mean those Products the AD is authorized to promote, market and sell under this Agreement and which are identified fully under Exhibit B of the Agreement. AD is authorized to sell all the Products, but only sales of those Products for which AD has an annual sales objective will retire the AD's sales objective for that product family.

          "Migration" occurs when a customer with an existing Ameritech Usage contract signs a new contract for a different Ameritech Usage product, and that product is deemed solely by Ameritech to be within the same product family as the replaced product.

          "Netting" is applied to the sale of certain ValueLink products when existing products such as, but not limited to, Centrex are already existing at that location of the customer.

          "New" shall mean the sale of a Product to a Customer who does not currently have that specific Product and Ameritech in its sole discretion will determine if customer currently has the Product. To retire an AD's objective in the applicable product family, the sale must be made in the AD's Objective Territory and must be an Eligible Product. In no event will a sale which is classified by Ameritech in its sole discretion as a Recast, a Renewal, a Renegotiation, a Migration or an Upgrade be considered a "New" sale for purposes of the Agreement.

          "Non-Recurring Revenue" shall mean those one-time billed charges which are a result of a sale by AD.

          "Objective Bonus" shall mean the amount paid as the Upfront Payment once an AD exceeds the sales volume thresholds, as those sales volumes are stated in dollars, and which are related to the AD's annual product family sales objective in each State. The amount of the Objective Bonus payment may increase over the term of this Agreement based upon the AD's objective relative to other ADs' objectives. The Objective Bonus payment shall apply only to New sales of Products which retire the objective for its product family in the Objective Territory.

          "Objective Retirement" shall mean the process whereby New sales of Ameritech Products retire the objectives for the product family. In the event a Product retires AD's Objective as specified under Exhibit B, Attachment 4 in more than one product family, New sales of those products will retire the AD's objective in one, and only one, product family in the following order (i) Data; (ii) Voice; and (iii) Usage. Sales of Products which do not retire objective (see Attachments to Exhibit B) are considered "Sales Without Objective Retirement" for purposes of this Agreement.

          "Objective Revenue" shall mean that dollar amount which is considered the unit of measure to retire an AD's sales objective in a product family. Objective Retirement shall equal one month of the Recurring Revenue associated with the New sale of a Product.

          "Objective Territory" shall mean a sales area or region which is a sub-set of AD's authorized Territory. Objective Retirement is satisfied only by sales in AD's Objective Territory, and Ameritech in its sole discretion will establish and assign AD an "Objective Territory".

          "Objective Tier ("Tier")" means that the AD has been assigned to Tier I, Tier II or Tier III for purposes of commission value calculation and Objective Retirement. Determining the Tier the AD is assigned is at the sole discretion of Ameritech.

          "Partnering" means that the AD is not the sole sales entity in the sales effort with a particular customer, and AD markets Product(s) to a particular customer with another AD or Ameritech sales representative. AD must receive prior written approval by Ameritech for each Partnering effort, and commission will not be paid on sales which result from such efforts without the prior written consent of Ameritech. Ameritech reserves the right to set commission values for each partnering arrangement.

          "Recast/Renewal/Renegotiation" collectively shall mean a sale of Data or Voice, or a sales which includes data and voice, and such sale is not classified as a New sale for purposes of Objective Retirement or Commission Payment purposes. For purposes of the Agreement, a sale will be deemed a Recast or a Renewal (whichever is appropriate) when a customer signs new a contract for a Product, and the customer already subscribes to the same Ameritech product or to an Ameritech product which is deemed solely by Ameritech to be similar to the Product covered under the new contract, and the new contract extends the customer's term commitment for the Product. A sale will he deemed a Renegotiation when a customer enters into a new contract with Ameritech for a Product they already subscribe to, and the terms of the contract are substantially changed from the contract then-in-effect for that Product, and Ameritech determines, in its sole discretion that the sale is eligible for commission payment to the AD at the Renegotiation rate.

          "Recurring Revenue" shall mean those monthly charges billed to the customer for Products as a result of a sale by AD.

          "Residual Payment" shall mean the commission payment which is paid by Ameritech over time, and the time period for payment is established by Ameritech based on contract term or other factors relevant to the sale. Ameritech determines the amount and payment schedule in its sole discretion.

          "Takeback" shall mean commission amounts which are forfeited or returned by the AD as a result of a customer discontinuing its subscription to the Product(s). In the event the Takeback is accomplished by the AD returning commissions already paid, Ameritech will debit the AD's future commission payments by the amount to be returned. If such a debit does not satisfy the Takeback amount, Ameritech may demand full payment from the AD immediately.

          "Territory" is defined under Exhibit B of the Agreement and the rules governing payment of commission for sales made to customers outside the Territory are set forth in the Agreement.

          "Upfront commission Payment" shall mean that portion of the total commission paid to the AD upon Ameritech's verification that the order(s) associated with the sale are Completed Orders.

          "Upgrade" means that a customer signs a contract for an Ameritech Product to which the customer already subscribes, or for a Product which Ameritech deems is similar to the Product the customer already subscribes to, and the new contract is for a term that extends the customer's contract term beyond the existing contract's expiration date, and the new contract includes a product commitment which is larger than that which is in effect at the time of the new contract.

          "Winback Bonus" shall mean the incremental commission amount paid to AD because the sale of an Eligible Product is deemed solely by Ameritech to satisfy Ameritech's criteria to be classified as a "winback" sale as that term is understood in the telecommunications industry.

         1.2 Earned Date. AD earns the commission on any sale at the time the commission is paid by Ameritech.

         1.3 Commission Amount and Payment Schedules. The commission value and the time of payment for each sale is based upon a number of factors, first and foremost is the Product sold and the terms and conditions of this Agreement. To be eligible for commission on a specific sale, the AD must comply with all Ameritech practices and procedures, including, but not limited to, those related to the processing of sales and subscriber agreements by AD, and the accuracy of each submission by AD. Ameritech reserves the sole right to modify or change any or all of its practices and procedures related to the AD program, and will provide AD with a minimum of thirty (30) days prior written notice of any modification which will affect the AD's own practices or procedures.
Ameritech may elect to serve this Notice via the "         #         " web site
and bulletin board, and the Notice will be considered given on the date the Notice is posted by Ameritech on the web site.

         1.4 Acceptance by Ameritech. Ameritech reserves the right to accept or reject any sale submitted by AD, and, accept or deny, in whole or in part, any request for commission for a specific sale. Ameritech in its sole discretion has the right to establish the reasonable commission value of any sale.

2.0 Commission Set Off

In the event of a "Seriously Delinquent" on any AD Ameritech account, including, but not limited to, Ameritech monthly billing statements for service and Ameritech invoices for CPE, Ameritech may at its sole election, set off the amount of the delinquency by the amount owed to AD in future commissions, including, without limitations, Residual Payments. Ameritech's decision to set-off is final and not subject to appeal. In the event such set-off is necessary, Ameritech will notify AD in writing of its intent to set off, and AD'S commission statement will reflect the set-off. In no event will Ameritech define "Seriously Delinquent" if the delinquency is less than ninety (90) days.

3.0 Upon Termination

         3.1 Ameritech Terminates. The parties agree that in the event Ameritech exercises its right to terminate for convenience as is provided for under Section 4.2.a of the Agreement Ameritech will, at its sole election, pay the Authorized Distributor either:


               a) Liquidated damages equal to a sum of the following formula; (The amount of residual commission the AD would be awarded if all contracts remained in effect through the end of the contract term then in effect provided the AD remained eligible for residual payments for those customers contracts for the entire term) x (times) (the Ameritech net present value discount rate on the date of termination) x (times) (seventy five percent (75%), or,

               b) Pay on a monthly basis Residual Payment for customer sales which are in effect and approved for commission on the date Ameritech terminates the Agreement. Residual Payments will continue through the expiration date of the customer contract in effect at the time Ameritech terminates this Agreement, or until the original expiration date of this Agreement, whichever is sooner.

         3.2 AD Terminates. In the event AD exercises its right to terminate the Agreement pursuant to the terms of the Agreement, AD is not entitled to any commission payment after the date of termination. Ameritech agrees that in extraordinary situations a commission payment after the termination date may be reasonable, and under such situations Ameritech will deem at its sole discretion that the AD will receive payment. If such a situation occurs, Ameritech will provide to the AD in writing the amount and timing of the payment, and the conditions or limitations on such payment(s).

         3.3 Upfront Commission Payment. AD will be eligible for the Upfront Commission Payment for any sale which is accepted by Ameritech prior to the date this Agreement is terminated.

4.0  Commission Calculation Methodology

         4.1 Calculation Basis. Ameritech will pay commissions on a sale submitted by AD based upon;

               a)   The Product sold.

               b) Whether the sale is deemed by Ameritech to be: (i) a New sale or an addition to an existing service; (ii) a Recast, Renewal or Renegotiation; (iii) a Migration or Upgrade;

               c) Whether the AD is the sole sales entity or if sale is the result of an approved Partnering sale as provided for elsewhere in this Exhibit; and,

               dl The order(s) which are associated with the sale are Completed Orders.

         4.2 Commission Eligibility. In no event will an AD be paid commission on a sale: (i) outside the Territory unless such a sale is provided for elsewhere in this Agreement and AD receives prior written consent for such a sale pursuant to the requirements set forth elsewhere in the Agreement; (ii) of a product AD is not authorized to sell under the Agreement (i.e., product or service is not specified in Exhibit B of the Agreement); (iii) made to a customer the AD is not authorized to sell to, including, but not limited to, an Ameritech house account, a customer who is not deemed to be a retail business customer, or a customer who has expressly granted agency to another AD unless that customer has expressly, in writing revoked such agency; and (iv) to Ameritech or to an AD or other independent Authorized Ameritech representative.

         4.3 Commission Award Final. Ameritech reserves the right to establish the commission value for any sale, and that value may, with reasonable justification, be less than, more than or equal to the values set forth herein for such sale, or the value previously paid for similar sales. Ameritech is solely responsible for the determination and calculation of commission to be paid on any single sale, and Ameritech's commission determination, absent arithmetic errors, is final and not appealable.

     5.0         Sales Outside of Territory and Sales Outside of "Objective
                 Territory"

         In the event the AD sells Product outside of the Territory and such sale has received Ameritech's prior written consent, the commission payment for such sale will be established by Ameritech at its sole discretion.

         In the event that AD sells Product for which the AD does not have a sales objective, (which is deemed a sale outside of Objective Territory), the sale is subject to a twenty-five percent (25%) reduction in the Upfront Commission Payment.

     6.0         Partnering

         Provided a Partnering arrangement complies with the requirements under
Article 7, Section 7.7 of the Agreement, Ameritech will pay commission on such sales. The general commission payment treatment for a Partnering sale is that AD will be paid an Upfront Commission Payment equal to fifty percent (50%) of the Upfront Commission Payment which would be paid for the same sale if no Partnering took place. If two ADs partner, each will receive this reduction. An exception to the general commission payment treatment for a Partnering sale when the Partnering efforts are with an Ameritech GBS Territory Manager, and the result of the effort is a Data Product sale, the Upfront Commission Payment for all resulting sales will be twenty-five percent (25%) less than the Upfront Commission payment for the same sale if no Partnering took place.

     7.0         Centrex Product Family

         For purposes of the Agreement, Products classified by Ameritech as part of the Centrex product family will be paid commission pursuant to this Section 7.0.

         7.1 Centrex Product Family. The Centrex product family is the collective term for the following Ameritech Centrex products:
               Ameritech Centrex Service (ACS); Indiana Advanced Centrex Service; ISDN Centrex; and, Individual Case Basis (ICB) Centrex.

         7.2 Grandfather and Sunset Offerings. Commission will not be paid on New sales of an Ameritech Centrex offering which has been grandfathered or sunset as those terms relate to telecommunications offerings. Commission will be paid for sales which are additions to an existing, installed system of a grandfathered or sunset Centrex offering.

         7.3 New Centrex Sales. Commission on New Centrex system sales will be paid provided the sale results in a net increase in Centrex station lines of at least fifteen percent (15%) of the existing installed system. In Indiana, the Centrex station line net increase must be at least one hundred percent (100%) of the existing installed system.

         7.4 The Upfront Commission Payment schedule set forth below applies to New Centrex system sales. The Commission Payments are stated in terms of one Centrex station line; the actual Commission Payment for a particular sale will be based on the number of lines sold, and, the Commission Payment amount will be calculated by multiplying the rate set forth below for a single Centrex station line by the total number of station lines sold.


                                               ACS and Indiana Advanced Centrex
                                               --------------------------------

            Month-to-Month                  36 Months                    60 Months                84 Months
            --------------                  ---------                    ---------                ---------
                 *                             *                            *                        *

                                                      ISDN Centrex
                                                      ------------
            Month-to-Month                  36 Months                    60 Months                84 Months
            --------------                  ---------                    ---------                ---------
                 *                             *                            *                        *

                                                       ICB Centrex
                                                       -----------
            Month-to-Month                  26 Months                    60 Months                84 Months
            --------------                  ---------                    ---------                ---------
                 *                             *                            *                        *

         Note: ICB Centrex sales for contract lengths greater than 84 months will be awarded commission based on the 84 month commission award.

         7.5   Centrex Station Line Additions

               a) Commission for Centrex station line additions to an existing installed system will be awarded only to the AD of Record unless Ameritech has approved in writing alternative treatment of commission payments. Ameritech will determine at its sole discretion when there is a deviation in this payment policy.

               b) The Upfront Commission Payment for Centrex station line additions will be 50% of the commission values in the above schedules. The Upfront Commission Payment for Centrex station line additions to a system which is grandfathered or sunset offering will be $20 regardless of type of system or contract length.

         7.6   Winback Bonus

         If the AD makes a Centrex sale which is designated by Ameritech as a "winback" sale, a Winback Bonus will be paid which will increase the
         Base Commission by            *              .

         7.7 Commitment Bonus

         If a new Centrex sale results in a contract which commits the customer to a number of Centrex station lines which Ameritech identifies in the chart that follows here as the appropriate number of lines based upon the number of lines sold, the AD will be eligible to receive the commitment bonus. The commitment bonus increases the Upfront Commission Payment by fifteen percent (15%). Ameritech, in its sole discretion, will determine if a sale is eligible for the Commitment Bonus. The following schedule will be used to determine the applicability of the commitment bonus for ACS and ISDN Centrex.


Number of Lines Sold                        Number of Lines Committed
--------------------                        -------------------------
    2 - 7                                             2
    8 - 25                                            7
   26 - 50                                            25
   51 - 100                                           50
  101 - 200                                          100
  over 200                                           200

The following schedule will be used to determine the applicablity of the Commitment Bonus for Indiana Advanced Centrex:

Number of Lines Sold                        Number of Lines Committed
--------------------                        -------------------------
    11 - 21                                           11
    22 - 101                                          22
   102 - 251                                         101
  252 - 1,001                                        251
  over 1,001                                        1,001


         The Commitment Bonus for ICB Centrex will be awarded if, and only if, the number of lines committed to by the customer equals at least eighty percent (80%) of the number of lines sold to the customer.

         7.8 Objective Retirement and Objective Attainment For Objective Retirement purposes, the monthly contract values used for New Centrex sales and additions to existing Centrex systems are as follows:

Centrex Service                           CV Per Month
---------------                           ------------
ACS and Indiana Advanced Centrex              $20
ISDN Centrex                                  $30
ICB Centrex                                   $16


         The following factors will be applied to the Base Upfront Commission Payment for purposes of Objective Attainment:

        Objective Attainment                                Factor
        --------------------                                ------
             0-69.9%                                         1.00
             70-99.9%                                        1.15
          100% and over                                      1.30



         7.9   Residual Commission Payment Schedule

               A Residual Commission Payment will be paid at a rate of
                               * , and will continue for so long as the customer's contract is in effect. In no event will Residual Payments be paid on a month-to-month Centrex sale.

         7.10  Recasts, Renewals, Renegotiations of existing Centrex Contracts

               a) The AD of Record or other Ameritech representative of Record has the exclusive right to Renew, Recast or Renegotiate the contract during the contract term through sixty (60) days prior to the contract expiration date.

               b) If the customer's contract term in effect at the time of the Recast or Renewal is more than one hundred and eighty
                     (180) days from the date the contract expires, commission will not be paid to AD for a Centrex Recast or Renewal, unless Ameritech has provided prior written approval for such a payment. Commission will not be paid on Centrex Renegotiations unless Ameritech has provided written approval for such payment prior to the date the contract was signed by the customer.

               c) After a customer contract has expired, and the customer is under a month-to-month term for that Product, any sale of that Product which is submitted by AD will be considered a Recast or Renewal for purposes of commission. If the customer contract expired six (6) or more months prior to the AD's submission, and the customer has been on a month-to-month subscription for that period, Ameritech will pay commission at the New sale rate.

               d) Commission for Centrex Recasts, Renewals and Renegotiations will be paid as follows:

                     (i) The Base Commission will equal 75% of the amount paid for an identical New sale.

                     (ii) The Residual Commission Payment will be paid at the same rate as an identical New Centrex sale.

         7.11 Month-to-Month centrex. For purposes of calculating the CV, a month-to-month Centrex sale will be considered equal to nine (9) months Recurring Revenue. In no event will Residual Payments be paid on a month-to-month Centrex sale.

         7.12 Takeback. The Upfront Commission Payment is subject to Takeback in the event the customer discontinues a service (for any or no reason) for which AD received commission in the past. The Takeback amount will be based upon the length of time the customer retained the service and whether the sale was under a term contract:

               a) If the sale is a term contract, and the service is discontinued within the first fifty percent (50%) of the contract term, the amount of Takeback will be prorated to the length of time remaining on the customer's contract.

               b) If the sale was a month-to-month subscription, and the customer discontinues the service within sixty (60) days of the Completed Order date, the Takeback amount will equal one hundred percent (100%) of the commission paid. Residual Commission Payments cease when a service is discontinued.

     8.0          Ameritech FeatureLink.

                     Commission payment and conditions for payment for Ameritech FeatureLink service are the same as those set forth above for ACS Centrex, except that no Commitment Bonus is available for the sale of Ameritech FeatureLink.

     9.0          Other Voice Products

         9.1 The commission payment schedule set forth below applies to New sales of the following Products:

                                    Caller ID
                                    Custom Calling Services
                                    Linebacker
                                    Local Access Lines
                                    PBX Trunks
                                    Remote Call Forwarding
                                    Voice Mail Service

   Objective                          Winback Bonus
   Attainment           Upfront          (See Note)            Residual
 -------------        -----------     -------------   -------------------------

      *                    *                *                   *


Note: The winback bonus applies only to the sale of Local Access Lines.

         9.2 CV. The CV for the above Products will be determined by the following formula:

               (Nonrecurring Revenue) + (Recurring Revenue X 24 Months) = CV

         9.3 Residual Commission Payments. Residual Commission Payments will be paid for a period of twenty four (24) months, and in no event will AD be eligible for Residual Commission Payment on the above Products after twenty four
(24) monthly commission payments have been made.

         9.4 Conversion from Centrex Service. In no event will AD be paid commission on a sale which converts the customer from Centrex service (of any type) to Local Access Lines.

         9.5 Takeback. If the AD received commission for a Product subject to this Section 9.0, and the customer discontinues the Product for any reason within one hundred and eighty (180) days after the Completed Order date, takeback applies, and the amount of takeback equals one hundred percent (100%) of the commission paid to AD.

10.0 Ameritech SmartFax Connections

         10.1 Upfront Commission Payment. The following Upfront Commission Payment schedule applies to New sales of, and "Sales of Additions" to, Ameritech SmartFax Connections.

                  Contract Description                     Commission Award
                  --------------------                     ----------------
                No Contract (Month-to-Month)
                One year Contract                                  *
                Contract Renewal

         10.2 CV. CV is determined by the following formula: (Nonrecurring Revenue) + (Recurring Revenue x Contract Length) = CV

         10.3 Residual Commission Payment. Residual Commission Payment will
equal        *          of the monthly Recurring Revenue and the monthly usage
revenue which appears on the customer's Ameritech local service bill.

         10.4 Renewal Upfront Commission Payment. In the event AD submits a sale which is deemed by Ameritech to be a Renewal for the Ameritech SmartFax
Product, and the Renewal is submitted within sixty (60) days from the expiration date of the customer's then-in-effect contract for that service, the AD will receive a Renewal Upfront commission Payment. If the AD converts a customer's subscription to the service from a month-to-month to a term contract, the AD will receive commission at the Renewal rate. After a customer's contract has expired, and the customer is under a month-to-month term for at least six (5) months following the expiration, any sale submitted by AD will be considered a New sale for purposes of commission.

11.0 Ameritech 9-1-1 Locator ID

         11.1 Commission Schedule. Commission for this Product will be awarded according to the following schedule:

                        Sale Description                 Commission Award
                        ----------------                 ----------------
      Non-Centrex
              Software Only
              Software and Hardware
      Centrex                                                    *
             Software Only
             Software and Technical Support



            Record Loading               $0.01 per record, not to exceed $250.00
            --------------               ---------------------------------------


         11.2 CV. The CV is determined by the following formula: (Nonrecurring Revenue) + (Recurring Revenue x Contract Length)=CV

         11.3 Residual Commission Payment. No Residual Commission Payment will be paid.

12.0 Eligible Standard Data Products

         12.1 Common Provisions. The following applies to all Eligible Standard Data Products.

                    a) Sales to Retail Business Customers Only. The conditions and limitations set forth elsewhere in the Agreement apply to the sale of Data Products. In addition, Ameritech will not pay commission on any network sale which is configured as terminating only service, as that term is understood in the telecommunications industry.

                    b) Eligible Standard Data Products. Eligible Standard Data Products are specified under Exhibit B of the Agreement, and AD's right to earn commission for sales of Data Products as set forth below are governed by the terms, conditions and limitations of the Agreement and Exhibit B.

                    c) Recasts, Renewals, Renegotiations.

                         (i) If the customer's contract term-in-effect at the time of the Recast or Renewal is more than one hundred and eighty
          (180) days from the date the contract expires, commission will not be paid to AD for a Data Product Recast or Renewal, unless Ameritech has provided prior written approval for such a payment. Commission will not be paid on Data Product Renegotiations unless AD has received from Ameritech written approval for such payment prior to the date the contract was signed by the customer.

                         (ii) After a customer contract has expired, and the customer is under a month-to-month term for that Product, any sale for that Product which is submitted by AD will be considered a Recast or Renewal for purposes of commission. If the customer contract expired six (6) or more months prior to the AD's submission, and the customer has been on a month to month subscription for that period Ameritech will be pay commission at the New sale rate.

                         (iii) Commission for Data contract Recast, Renewals and Renegotiations will be awarded as follows:

                         (a) The Base Commission will equal 50% of the amount
                    paid for an identical New sale (New sale commission payment schedule set forth below)

                         (b) The Residual Payment will be paid at the same rate
                    as an identical New sale of the same Data Product

                d) Month-to-Month Subscription. For purposes of commission payment calculation, a month-to-month Data sale will be considered equal to nine (9) months Recurring Revenue. In no event will Residual Payments be paid on a month-to-month Data sale.

                e) Takeback. If the AD received commission for a Product subject to this Section 12.0, and the customer discontinues the Product for any reason, Takeback applies. The amount of Takeback is based upon the length of time the customer retained the service and if the sale was a term contract: a) if the customer discontinues the Product during the first fifty percent (50%) of the contract term, the Takeback amount will be prorated to the length of time remaining on the customer's contract; b) if the customer discontinues a month-to-month subscription of the Product within sixty (60) days of installation, the Takeback will equal one-hundred percent (100%) of the Upfront Commission Payment. Residual Commission Payments cease when a contract is discontinued.

         12.2 Basic Data Products

               a) Commission Payment Schedule. The following commission payment schedule applies to New sales and additions to existing, installed services for the following Products:

                         Ameritech Base Rate (BR or DSO)
                         Ameritech DS1
                         Ameritech Fractional DS1 (384)
                         Ameritech DS3
                         Ameritech ISDN Prime
                         Ameritech Reconfiguration Service
                         Ameritech Digital Transport Service-Enhanced (ADTS-E)

Objective                                   Winback
Attainment             Upfront               Bonus                     Residual
----------             -------              ------                     --------

    *                     *                    *                       *



               b) CV. The CV for the above schedule is determined by the following formula: (Nonrecurring Revenue) + (Recurring Revenue x Contract Length) = CV

         12.3 Ameritech Analog and Broadcast Video Services

               a) Ameritech Analog and Broadcast Video. The following commission payment schedule applies to New sales and Additions to existing installations of Ameritech Analog and Broadcast Video services:

Objective                                   Winback
Attainment             Upfront               Bonus                     Residual
----------             -------              ------                     --------

    *                     *                    *                       *


               b) CV. The CV for the above schedule is determined by the following formula: (Nonrecurring Revenue) + (Recurring Revenue x Contract Length) = CV

         12.4 Complex Data Products

               a) Commission Payment Schedule. The following commission payment schedule applies to New sales and additions to existing installations of the following Data products:

                Ameritech Synchronized Optical Network Service (SONET) Ameritech Frame Relay Service (FRS)
                Ameritech Connectionless Broadband Data Service (CBDS) Ameritech Internet Access (Dedicated Access over FRS or CBDS) Ameritech Remote Office Access Manager (ROAM)
                Ameritech LAN Interconnection Service (ALIS)
                Ameritech Host Interconnection Service (AHIS)
                Ameritech Fiber Distributed Data Interface Service (FDDI) Ameritech Asynchronous Transfer Mode Service (ATM)


Objective                                   Winback
Attainment             Upfront               Bonus                     Residual
----------             -------              ------                     --------

    *                     *                    *                       *


               b) CV. The CV for the above schedule is determined by the following formula: (Nonrecurring Revenue) + (Recurring Revenue x Contract Length) = CV

         12.5 Ameritech ISDN Direct Service

               a) The following commission payment schedule applies to New sales and additions to existing installations of Ameritech 1SDM Direct Service:

Objective
Attainment             Upfront                     Residual
----------             -------                     --------

    *                      *                         *



               b) CV. The CV for the above schedule is determined by the following formula: (Nonrecurring Revenue) + (Recurring Revenue x Contract Length) = CV

         12.6 Ameritech Packet Switched Network Service

               a) The following commission payment schedule applies to New sales and additions to existing installations of Ameritech Packet Switched Network Service. For purposes of the Agreement, Ameritech Packet Switched Network Service includes x.25 direct line, and ISDN B Channel which serves an x.25 application computer.


Objective
Attainment             Upfront                     Residual
----------             -------                     --------

    *                      *                         *


               b) CV. The CV for the above schedule is determined by the following formula: (Nonrecurring Revenue) + (Recurring Revenue x Contract Length) = CV

13.0 ValueLink Products

         13.1 For purposes of the Agreement, the Products referenced in this
Section 13.0 are collectively classified by Ameritech as the Ameritech ValueLink product family. The conditions and limitations regarding the sale of Products apply to the ValueLink product family, including, without limitation, that the AD shall not sell the Products, and is not entitled to commission on sales to customers who are not designated by Ameritech as retail business customers.

         13.2 Month-to-month subscriptions. In no event will AD be awarded commission for month-to-month ValueLink product sale.

         13.3 Enhanced ValueLink Plus. The commission payment schedule provided below applies to New sales of Enhanced ValueLink Plus.

                  a) Commission Payment Schedule

                     ---------------------------------------------------------------------------------
                                                     12 Month Contract
                                                    Objective Attainment
                     ---------------------------------------------------------------------------------
  Minimum Annual           Upfront                                  Upfront              Upfront
Revenue Commitment            *                Residual                *                    *
------------------   ------------------   ------------------   ------------------   ------------------



        *                     *                   *                    *                    *



------------------   ------------------   ------------------   ------------------   ------------------


                     ---------------------------------------------------------------------------------
                                                     24 Month Contract
                                                    Objective Attainment
                     ---------------------------------------------------------------------------------
  Minimum Annual           Upfront                                  Upfront              Upfront
Revenue Commitment            *                Residual                *                    *
------------------   ------------------   ------------------   ------------------   ------------------



        *                     *                   *                    *                    *



------------------   ------------------   ------------------   ------------------   ------------------


                     ---------------------------------------------------------------------------------
                                                     36 Month Contract
                                                    Objective Attainment
                     ---------------------------------------------------------------------------------
  Minimum Annual           Upfront                                  Upfront              Upfront
Revenue Commitment            *                Residual                *                     *
------------------   ------------------   ------------------   ------------------   ------------------



        *                     *                   *                    *                    *



------------------   ------------------   ------------------   ------------------   ------------------

                  b) CV. The CV for the above schedule determined by the following formula:

                  (MARC) x (Contract Length in Years) = CV

         13.4 ValueLink Extra. The commission payment schedule below applies to New sales of ValueLink Extra.

                  a) Commission Payment Schedules Without Netting


                   -------------------------------------------------------------------------
                                       24 Month Contract - Without Netting
                                              Objective Attainment
                   -------------------------------------------------------------------------
 Minimum Annual
    Revenue             Upfront                              Upfront             Upfront
   Commitment              *              Residual              *                   *
----------------   ----------------   ----------------   ----------------   ----------------



        *                  *                  *                 *                   *




----------------   ----------------   ----------------   ----------------   ----------------


                   -------------------------------------------------------------------------
                                       36 Month Contract - Without Netting
                                              Objective Attainment
                   -------------------------------------------------------------------------
 Minimum Annual
    Revenue             Upfront                              Upfront             Upfront
   Commitment              *              Residual              *                   *
----------------   ----------------   ----------------   ----------------   ----------------



        *                  *                  *                 *                   *




----------------   ----------------   ----------------   ----------------   ----------------

                  b) Commission Payment Schedule With Netting

                   -------------------------------------------------------------------------
                                        24 Month Contract - With Netting
                                              Objective Attainment
                   -------------------------------------------------------------------------
 Minimum Annual
    Revenue             Upfront                              Upfront             Upfront
   Commitment              *              Residual              *                   *
----------------   ----------------   ----------------   ----------------   ----------------



        *                  *                  *                 *                   *




----------------   ----------------   ----------------   ----------------   ----------------


                   -------------------------------------------------------------------------
                                        36 Month Contract - With Netting
                                              Objective Attainment
                   -------------------------------------------------------------------------
 Minimum Annual
    Revenue             Upfront                              Upfront             Upfront
   Commitment              *              Residual              *                   *
----------------   ----------------   ----------------   ----------------   ----------------



        *                  *                  *                 *                   *




----------------   ----------------   ----------------   ----------------   ----------------

                  c) CV. The CV for a contract without Netting determined by the following formula:

                  (MARC) x (Contract Length in Years) = CV

                  The CV for a contract with Netting is determined by the following formula:

                  (Net MARC) x (Contract Length in Years) = CV

         13.5 ValueLink Extra - Local. The commission payment schedule below applies to New sales of ValueLink Extra - Local.

                  a)       Commission Payment Schedule Without Netting





                                             24 Month Contract - Without Netting
                                                      Objective Attainment


        Minimum                                                          Upfront
     Annual Revenue      Upfront                        Upfront
       Commitment           *           Residua1           *                *
     --------------     --------       ---------       ---------       ----------



           *                *              *               *                *







                                            36 Month Contract - Without Netting
                                                   Objective Attainment


        Minimum                                                          Upfront
     Annual Revenue      Upfront                        Upfront
       Commitment           *           Residua1           *                *
     --------------     --------       ---------       ---------       ----------



           *                *              *               *                *







                  b)       Commission Payment Schedule With Netting


                                               24 Month Contract - With Netting
                                                     Objective Attainment




        Minimum                                                          Upfront
     Annual Revenue      Upfront                        Upfront
       Commitment           *           Residua1           *                *
     --------------     --------       ---------       ---------       ----------



           *                *              *               *                *





                                              36 Month Contract - With Netting
                                                     Objective Attainment




        Minimum                                                         Upfront
     Annual Revenue      Upfront                        Upfront
       Commitment           *           Residua1           *               *
     --------------     --------       ---------       ---------       ----------



           *                *              *               *                *






                  c) CV. The CV for a contract without Netting is determined by the following formula: (MARC) x

                           (Contract Length in Years) = CV.

                           The CV for a contract with Netting is determined by the following formula:
                           (Net MARC) X (Contract Length in Years) = CV

         13.6 ValueLink Extra-Select. The commission award and payment schedules provided below apply to New sales of Extra-Select.

                  a)       Commission Payment Schedules Without Netting



                                            12 Month Contract - Without Netting
                                                    Objective Attainment


        Minimum                                                          Upfront
     Annual Revenue      Upfront
       Commitment           *           Residua1           *                *
     --------------     --------       ---------       ---------       ----------


           *                *              *               *                *



                                             24 Month Contract - Without Netting
                                                   Objective Attainment


        Minimum                                                          Upfront
     Annual Revenue      Upfront
       Commitment           *           Residua1           *                *
     --------------     --------       ---------       ---------       ----------


           *                *              *               *                *


                                             36 Month Contract - Without Netting
                                                   Objective Attainment


        Minimum                                                          Upfront
     Annual Revenue      Upfront                        Upfront
       Commitment           *           Residual           *                *
     --------------     --------       ---------       ---------       ----------


           *                *              *               *                *



                  b)       Commission Payment Schedule With Netting



                                               12 Month Contract - With Netting
                                                     Objective Attainment


        Minimum                                                          Upfront
     Annual Revenue      Upfront                        Upfront
       Commitment           *           Residual           *                *
     --------------     --------       ---------       ---------       ----------


           *                *              *               *                *




                                               24 Month Contract - With Netting
                                                    Objective Attainment


        Minimum                                                          Upfront
     Annual Revenue      Upfront                        Upfront
       Commitment           *           Residual           *                *
     --------------     --------       ---------       ---------       ----------


           *                *              *               *                *




                                                36 Month Contract - With Netting
                                                      Objective Attainment


        Minimum                                                          Upfront
     Annual Revenue      Upfront                        Upfront
       Commitment           *           Residual           *                *
     --------------     --------       ---------       ---------       ----------


           *                *              *               *                *




                  c) CV. The CV for a contract without Netting is determined by the following formula: (MARC) x (Contract Length in Years) = CV.

                           The CV for a contract with Netting is determined by the following formula (Net MARC) X (Contract Length in Years) = CV

         13.7 ValueLink Illinois Option F Preferred. The commission payment schedules below applies to New sales of ValueLink Illinois Option F Preferred.

                  a)       Commission Payment Schedules



                                                          12 Month Contract
                                                        Objective Attainment


     Minimum Annual                                                      Upfront
     Minutes of Use      Upfront                        Upfront
       Commitment           *           Residual           *                *
     --------------     --------       ---------       ---------       ----------
           *                *              *               *                *



                                                         24 Month Contract
                                                        Objective Attainment


     Minimum Annual                                                      Upfront
     Minutes of Use      Upfront                        Upfront
       Commitment           *           Residual           *                *
     --------------     --------       ---------       ---------       ----------
           *                *              *               *                *


                                                          36 Month Contract
                                                        Objective Attainment


     Minimum Annual                                                     Upfront
     Minutes of Use      Upfront                        Upfront
       Commitment           *           Residual           *               *
     --------------     --------       ---------       ---------       ----------
           *                *              *               *                *


                  b) CV. The CV for the above schedules is determined by the following formula: (Minimum Annual MOU x Per Minute Rate) x (Contract Length In Years)

         13.8 ValueLink Illinois Option F. The commission payment schedules below applies to New Sales of ValueLink Illinois Option F.

                  a)       Commission Payment Schedules


                                                         12 Month Contract
                                                        Objective Attainment


     Minimum Annual                                                     Upfront
     Minutes of Use      Upfront                        Upfront
       Commitment           *           Residual           *               *
     --------------     --------       ---------       ---------       ----------



           *                *              *               *                *







                                                             24 Month Contract
                                                           Objective Attainment

     Minimum Annual                                                     Upfront
     Minutes of Use      Upfront                        Upfront
       Commitment           *           Residual           *               *
     --------------     --------       ---------       ---------       ----------



           *                *              *               *                *







                                            36 Month Contract
                                          Objective Attainment
                                -------------------------------------------
                Minimum Annual
Upfront         Minutes of Use    Upfront                         Upfront
   *            Commitment           *           Residual            *
----------      ---------       ----------      ----------      ----------



   *                *               *               *                *




----------      ---------       ----------      ----------      ----------

          b) CV. The CV for the ABOVE schedules is determined by the following formula: (Minimum Annual MOU x per Minute Rate) x (Contract Length In Years) = CV


              (The Balance of this Page Intentionally Left Blank)

         13.9 StraightRate Illinois. The commission payment schedule below applies to New sales of StraightRate Illinois.

             a)   Commission Payment Schedules



                                            12 Month Contract
                                          Objective Attainment
                                -------------------------------------------
 Minimum Annual
 Minutes of Use      Upfront                         Upfront        Upfront
  Commitment            *           Residual             *             *
--------------      ---------       ----------      ----------      ---------


     *               *               *              *              *



--------------      ---------       ----------      ----------      ---------





                                            24 Month Contract
                                          Objective Attainment
                                -------------------------------------------
 Minimum Annual
 Minutes of Use      Upfront                        Upfront          Upfront
 Commitment             *            Residual           *               *
---------------      --------       ----------      ----------      ----------



     *               *               *             *                *



---------------      --------       ----------      ----------      ----------




                                            36 Month Contract
                                          Objective Attainment
                                -------------------------------------------
Minimum Annual
Minutes of Use       Upfront                         Upfront         Upfront
Commitment              *            Residual           *               *
--------------      ---------       ----------      ----------      ----------



    *               *               *                *             *



--------------      ---------       ----------      ----------      ----------


          b) CV. The CV for the ABOVE schedules is determined by the following formula: (Minimum Annual MOU x per Minute Rate) x (Contract Length In Years) = CV

     13.10 ValueLink Extra - HQ- Individual Case Basis (ICB) Usage. The following commission payment schedule applies to New sales of ValueLink Extra - HQ - Individual Case Basis (ICB) Usage contracts:

           a)    Upfront Commission Payment Schedule




                            ValueLink Extra - HQ - ICB
                              Objective Attainment
                   -------------------------------------------
   Contract
    Length              *               *                *
--------------     ----------       ----------       ----------
      *            24 Months             *               *
                   36 Months


          b) CV. The CV for the above schedules is determined by the following formula: (MBRC) x (Contract Length in Months) = CV

          c) Residual Commission Payment. No residual will be paid for commissions will be paid for ValueLink Extra - HQ - ICB Usage sales.

          d) Contract term greater than 36 months. If ValueLink Extra - HQ - ICB usage sale is for a contract with a term greater than thirty six (36) months, the commission payment for such a sale will use a commission Payment Schedule set forth above for thirty a six
               (36) month ValueLink Extra - HQ - Usage sale.

     13.11 Contract Upgrade or Migration

         a)    Commission Payment

               (i) When both the Product sold and the Ameritech product or service which is being replace are both specified in Exhibit B as "Products" for purposes of the Agreement, the Upfront Commission Payment for a sale deemed by Ameritech as an Upgrade or a Migration will be determined by the following formula:

               (Current Base Upfront Commission for New Product) - (minus) (Current Base Upfront Commission for Old Product) = Upfront Commission Payment

               (ii) When a sale for a Product is replacing an Ameritech product or service which is not specified in Exhibit B as a "Product", the Upfront Commission Payment for the sale (whether it is deemed an Upgrade or a Migration) is determined by the formula:

               (Current Base Upfront Commission for Product) x (50%) = Upfront Commission Payment

               b) Does Not Retire Objective. Neither an Upgrade nor a Migration will serve to retire the AD's Usage Product family objective, and neither will an Upgrade nor a Migration is subject to an Objective Bonus.

               c) Residual Commission Payment. The Residual Commission Payment for an Upgrade or a Migration will be calculated in the same manner and at the same rate as a New sale of the Product. In every case, the Residual Commission Payment, if any, for the product or service which is being replaced as the result of the Upgrade or Migration will be discontinued effective the date of the Completed Order.

     13.12 Takeback. If the AD received commission for a Product subject to this Section 13.0, and the customer discontinues the Product for any reason, Takeback applies. If the customer discontinues a Product within one-hundred and eighty days after the Completed Order date, the Takeback will equal one-hundred percent (100%) of the Upfront Commission Payment. Residual commissions cease effective the date the customer cancels the product.


     14.0 1-800-CONFERENCE


     14.1 Commission Payment Schedule. Sales of 1-800-CONFERENCE consist only of an Upfront Commission Payment, and no Residual Payment applies.

               a) Non-ICB Term Contract Sale. The following commission payment schedule applies to sales under which the customer signs a term agreement which is not an ICB contract for 1-800-CONFERENCE service:


    Minimum
 Annual Revenue
  Commitment     1 Year Contract      2 Year Contract    3 Year Contract
---------------  ----------------     ---------------    ---------------

      *                *                     *                 *



               b)   CV. The CV is determined by the following formula:

                    (Annual Revenue Commitment) x (Contract Length In Years = CV


               c) ICB Term Contract Sale. The commission to be paid is for an ICB term contract sale for 1-800- CONFERENCE service will be arrived at through the following formula:

                    (CV) x (Ten-Percent (10%)) = Commission Payment

            14.2 Objective Attainment. For purposes of Objective Attainment, the following factors will be applied to the Base Payment to arrive at the Objective Attainment number:

Objective Attainment                     Factor
--------------------                     ------

       *                                   *



            15.0        Ameritech Prepaid Products

            15.1 Commission Payment. The AD of Record will be paid commission for PrePaid Product sales. If the customer places orders for additional Product, the AD of Record will be paid for those additional sales whether the customer places the order with the AD or with Ameritech's PrePaid product support organization.

             15.2 Commission Value. The Base Commission value and the Upfront Commission Payment for a sale will equal
                        *    of the gross value of the sale, net of
                        taxes whether it is the original sale or a subsequent sale as provided for under Section 15.1 above. No Residual Commission Payment applies to Prepaid Products.

             15.3 Objective Attainment. For purposes of objective attainment, the following factors will be applied to the Base Commission.

                        Objective Attainment                Factor
                        --------------------                ------

                                 *                             *



         (The Balance of this Page Intentionally Left Blank}

                                                                     Exhibit D

                                                         COOP & 5-STAR PROGRAM

                       Exhibit D CO-OP AND 5-STAR PROGRAM

         This is Exhibit D to the Authorized Distributor Agreement between Telecomm Industries, Inc. ("AD") and Ameritech, effective January 1, 1999, and this Exhibit is incorporated into the Agreement by reference.

         Ameritech provides incentive programs as an integral part of the Agreement. The "Co-Op Program" and the "5-Star Program" is governed by the rules and regulations which are fully set forth in a document titled "Ameritech Authorized Distributor Co-Op and 5-Star Program", and said document is dated "January 1999, and said document is incorporated herein as if originally set forth here as Exhibit D. The Co-op and 5-Star Program may be modified during the term of the Agreement, and such modification is governed by the terms of the Agreement, and each modification is incorporated by reference herein on the date the modification is effective.


(The Balance of this Page Intentionally Left Blank)

                                                                     Exhibit E


                                                      Code of Business Conduct

                       Exhibit E CODE OF BUSINESS CONDUCT

         This is Exhibit E to the Authorized Distributor Agreement between Telecomm Industries, Inc. ("AD") and Ameritech effective January 1, 1999, and this Exhibit is incorporated into the Agreement by reference.

1. Every Authorized Distributor has the professional responsibility of fair dealing towards Ameritech's customers, past and present, fellow Authorized Distributors, and the general public.

2. Every Authorized Distributor has the professional responsibility of adhering to generally accepted standards of accuracy and truth.

3. An Authorized Distributor shall not place itself in a position where the Authorized Distributors interest is, or may be, in conflict with its duty to the customer or Ameritech.

4. Each Authorized Distributor shall safeguard the confidence of both present and former customers/clients, and shall not disclose or use these confidences to disadvantage or prejudice such clients.

5. An Authorized Distributor shall not intentionally disseminate false or misleading information, and each Authorized Distributor is obligated to use appropriate means to avoid dissemination of false or misleading information.

6. An Authorized Distributor shall not disparage the professional reputation or practice of another Authorized Distributor.

7. Each Authorized Distributor's employees shall be treated as individuals with respect to their dignity and recognition of their merit.

(The Balance of this Page Intentionally Left Blank)

                                                                     Exhibit F

                                                                House Accounts


                            Exhibit F HOUSE ACCOUNTS

         This is Exhibit F to the Authorized Distributor Agreement between Telecomm Industries, Inc. ("AD") and Ameritech effective January 1, 1999, and this Exhibit is incorporated by reference therein.

                                 House Accounts

         Pursuant to Article 1, Section 1.7. the customer accounts which Ameritech designates, in its sole discretion, as "House Accounts" are listed on
the web site     #      and said list is incorporated by reference as if set
forth fully herein, as modified from time-to-time by Ameritech, and each such modification is deemed incorporated as if set forth originally herein.



(The Balance of this Page Intentionally Left Blank)

April 1, 1999



Dear Authorized Distributor:

RE: Notice of Modifications to Exhibit C COMMISSION of the Authorized Distributor Agreement effective January 1, 1999.

This is Notice pursuant to ARTICLE 15 NOTICE of the above referenced Agreement ("Agreement") of the following Modifications. The modifications are in effect thirty (30) calendar days after the date of this letter.

This Notice is being sent to you as required under ARTICLE 15 of said Agreement. ADDITIONS TO THE CONTRACT ARE REFLECTED WITH UNDERSCORE AND DELETIONS BY STRIKETHROUGH. (NOTE: Due to the limitations of the EDGAR system, underscores will be preceded by "<<" and followed by ">>". Strikethroughs will be preceded by "[[" and followed by "]]".)


John Maloney
Regional Channel Manager



    April 1, 1999 Ameritech Authorized Distributor Agreement Modifications

                             AMERITECH CONFIDENTIAL

<<CENTREX COMMISSIONS FOR INDIANA AND OHIO>>

The Centrex commission information contained in the 1999 AD Agreement is amended effective January 1, 1999 for Indiana and Ohio only. The modifications are indicated below.

AMEND SECTION 7.3 TO READ:

         7.3      <<New Centrex Sales>>

                  Commission on New Centrex system sales will be paid provided the sale results in a net increase in Centrex station lines of at least fifteen percent (15%) of the existing installed system. In Indiana, the Centrex station line net increase must be at least <<seventy-five percent (75%)>> of the existing installed system.

AMEND SECTION 7.4 TO READ:

         7.4      <<Upfront Commission Payment Schedule>>

                  The Upfront Commission Payment schedule set forth below applies to New Centrex system sales. The Commission Payments are stated in terms of one Centrex station line; the actual Commission Payment for a particular sale will be based on the number of lines sold, and, the Commission Payment amount will be calculated by multiplying the rate set forth below for a single Centrex station line by the total number or station lines sold.


    April 1, 1999 Ameritech Authorized Distributor Agreement Modifications     2

                             AMERITECH CONFIDENTIAL

                                                  ACS and Indiana Advanced Centrex
                       ---------------------------------------------------------------------------------------


                                         Month-to-Month        36 Months          60 Months          84 Months
                                         --------------        ---------          ---------          ---------

                       Illinois
                       <<Indiana>>
                       Michigan                *                    *                  *                *
                       <<Ohio>>
                       Wisconsin


                                                            ISDN Centrex
                       ---------------------------------------------------------------------------------------


                                         Month-to-Month        36 Months          60 Months          84 Months
                                         --------------        ---------          ---------          ---------

                       Illinois
                      <<Indiana>>
                       Michigan               *                    *                  *                  *
                       <<Ohio>>
                       Wisconsin



                                                             ICB Centrex
                       ---------------------------------------------------------------------------------------


                                         Month-to-Month        36 Months          60 Months          84 Months
                                         --------------        ---------          ---------          ---------

                       Illinois
                      <<Indiana>>
                       Michigan               *                    *                   *                *
                       <<Ohio>>
                       Wisconsin
                                              ---                 ---                ---                ---


                  Note: ICB Centrex sales for contract lengths greater than 84 months will be awarded commission based on the 84 month commission award.


AMEND SECTION 7.9 TO READ:

          7.9     <<Residual Commission Payment Schedule>>

                  A Residual Commission Payment will be paid at a rate of
                  *      per line, per month, and will continue for so
                  long as the customer's contract is in effect <<for Illinois, Michigan and Wisconsin. A Residual Commission Payment will be
                  paid at a rate of              *               per line,
                  per month, and will continue for so long as the customer's contract is in effect for Indiana and Ohio.>> In no event will Residual Payments be paid on a month-to-month Centrex sale.


<<COMPLEX DATA PRODUCTS>>

AMEND ATTACHMENT 2: STANDARD DATA PRODUCTS AND SERVICES TO INCLUDE:

                  <<Ameritech AutoVAN (ANX) Service>>

AMEND ANNEX 2: STANDARD DATA PRODUCTS AND SERVICES OBJECTIVE RETIREMENT TO
               INCLUDE:



    April 1, 1999 Ameritech Authorized Distributor Agreement Modifications     3

                             AMERITECH CONFIDENTIAL

            ELIGIBLE PRODUCTS AND SERVICES            OBJECTIVE RETIREMENT
            ------------------------------            --------------------

            <<Ameritech AutoVAN (ANX) Service>>             <<Yes>>


AMEND SECTION 12.4 TO INCLUDE:

         c)       <<Ameritech AutoVAN (ANX)>> Service. Commission payment for
                  Ameritech AutoVAN sales will equal      *      of CV.
                  Residuals will not be paid on AutoVAN sales. Payment of commission on sales of AutoVAN is subject to a number of conditions and requirements, all of which are specifically set forth in the Ameritech AutoVAN sales kit found in the
                  Ameritech resource library at the          * or
                  successor website, as may be modified from time-to-time by Ameritech.


<<VALUELINK EXTRA - SELECT>>

AMEND SECTION 13.6 TO READ:

         13.6 <<ValueLink Extra-Select.>> The commission award and payment schedules provided below apply to New sales of ValueLink Extra-Select <<with one exception. The schedules for New sales
                  of *   MARC ValueLink Extra-Select apply if and only if the
                  New sale also includes the New sale of at least one of the following products: (i) one or more Local Access Lines or PBX Trunks, (ii) one or more Centrex Lines and/or (iii) one or more ISDN Direct Lines.>>

                  <<When the New sale of the *   MARC ValueLink Extra-Select
                  does not include the New sale of at least one of the above referenced products, the upfront and residual commission payments and the Objective Revenue dollar amount will be
                  reduced by     *     >>


    April 1, 1999 Ameritech Authorized Distributor Agreement Modifications     4

                             AMERITECH CONFIDENTIAL

June 3, 1999


Dear Authorized Distributor:

RE: Notice of Modifications to Exhibit C COMMISSION of the Authorized Distributor Agreement effective January 1, 1999, as last amended April 1, 1999.

This is Notice pursuant to ARTICLE 15 NOTICE of the above referenced Agreement ("Agreement") of the following Modifications. The modifications are in effect thirty (30) calendar days after the date of this letter.

This Notice is being sent to you as required under ARTICLE 15 of said Agreement. ADDITIONS TO THE CONTRACT ARE REFLECTED WITH <<UNDERSCORE>> AND DELETIONS BY [[STRIKETHROUGH.]]


John Maloney
Regional Channel Manager

SECTION 13.0 IS AMENDED WITH THE CHANGES WHICH ARE INDICATED BELOW. HOWEVER, FOR YOUR CONVENIENCE SECTION 13.0 IN ITS ENTIRETY IS RESTATED BELOW, WITH THE ADDITIONS INDICATED BY "UNDERLINE" AND DELETIONS INDICATED BY [[STRIKETHROUGH.]]

13.0   <<COMPLETELINK AND>> VALUELINK PRODUCTS

         13.1     For purposes of the Agreement, the Products referenced in this
                  Section 13.0 are collectively classified by Ameritech as the Ameritech <<CompleteLink and>> ValueLink product famil<<ies>>. The conditions and limitations regarding the sale of Products apply to the <<CompleteLink and>> ValueLink product famil<<ies>>, including, without limitation, that the AD shall not sell the Products, and is not entitled to commission on sales to customers who are not designated by Ameritech as retail business customers.

         13.2 <<Month-to-month subscriptions.>> In no event will AD be awarded commission for month-to-month <<CompleteLink or>> ValueLink product sales.

         13.3 <<Enhanced ValueLink Plus>>. The commission payment schedule provided below applies to New sales of Enhanced ValueLink Plus.

                  a)       Commission Payment Schedule


                                                                  12 Month Contract
                                                                 Objective Attainment
                             ---------------------------------------------------------------------------------------
                               Minimum Annual         Upfront                           Upfront          Upfront
                             Revenue Commitment           *           Residual             *               *
                             ------------------      ---------        --------        ----------      -------------


                                   *                      *              *                  *              *




                                                                   24 Month Contract
                                                                  Objective Attainment
                             ---------------------------------------------------------------------------------------
                               Minimum Annual          Upfront                          Upfront           Upfront
                             Revenue Commitment           *            Residual            *                 *
                             ------------------       ---------        --------        ----------      -------------



                                    *                      *              *                 *                  *



                                                                  36 Month Contract
                                                                Objective Attainment
                             ---------------------------------------------------------------------------------------
                                Minimum Annual        Upfront                           Upfront           Upfront
                             Revenue Commitment          *            Residual             *                 *
                             ------------------      ---------        --------        ----------       -------------

                                    *                    *               *                 *                 *



            b) <<CV.>> The CV for the above schedule is determined by the following formula:

                                    (MARC) x (Contract Length in Years) = CV

[[13.4 <<ValueLink Extra>>. The commission payment schedule below applies to New sales of ValueLink Extra.]]


            [[a) <<Commission Payment Schedules Without Netting>>]]


                                                     [[24 Month Contract - Without Netting
                                                              Objective Attainment
                              -------------------------------------------------------------------------------------
                              Minimum Annual
                                  Revenue             Upfront                           Upfront          Upfront
                                Commitment               *            Residual             *                *
                              --------------         ---------        --------        ----------      -------------



                                    *                    *               *                 *                 *






                                                      [[36 Month Contract - Without Netting
                                                               Objective Attainment
                              -------------------------------------------------------------------------------------
                                  Minimum
                              Annual Revenue          Upfront                           Upfront          Upfront
                                Commitment               *            Residual             *                 *
                              --------------         ---------        --------        ----------      -------------



                                    *                    *               *                 *                 *





                [[b)       Commission Payment Schedule With Netting]]


                                                        [[24 Month Contract - With Netting
                                                                Objective Attainment
                              -------------------------------------------------------------------------------------
                                  Minimum
                              Annual Revenue          Upfront                           Upfront          Upfront
                                Commitment               *            Residual             *                *
                              --------------         ---------        --------        ----------      -------------



                                    *                    *               *                 *                 *






                                                         [[36 Month Contract - With Netting
                                                                 Objective Attainment
                              -------------------------------------------------------------------------------------
                                  Minimum
                              Annual Revenue          Upfront                           Upfront          Upfront
                                Commitment               *            Residual             *                *
                              --------------         ---------        --------        ----------      -------------



                                    *                    *               *                 *                 *






                [[c) <<CV>>. The CV for a contract without Netting is determined by the following formula: (MARC) x (Contract Length in Years) = CV]]

                           [[The CV for a contract with Netting is determined by the following formula:
                           (Net MARC) x (Contract Length in Years) = CV]]

<<13.4.1          CompleteLink. The commission award and payment schedules
                  provided below apply to orders solicited by AD for New sales of CompleteLink only under the conditions which follow. The commission schedules below apply to a New CompleteLink contract with a MARC of $700 or $1,200 (when such MARCs are properly indicated on the customer contract) if and only if the New sale also includes the New sale of at least one of the following products: (i) one or more Local Access Lines or PBX Trunks, (ii) one or more Centrex Lines and/or (iii) one or more ISDN Direct Lines.>>

                  <<When the New sale of the CompleteLink with a MARC of $700 or
                  $1,200 does not include the New sale of at least one of the above referenced products, the Base and Residual commission Payments, and the Objective Revenue amount will be reduced by fifty percent (50%).>>

                  <<a) Commission Payment Schedules for the Minimum Annual
                       Revenue Commitment (MARC)>>


                                                                <<12 Month Contract
                                                                Objective Attainment
                                 ----------------------------------------------------------------------------------
                                                      Upfront                           Upfront          Upfront
                                   MARC                  *            Residual             *                *
                                 --------            ---------        --------        ----------      -------------






                                    *                    *               *                 *                 *









                                                                <<36 Month Contract
                                                                Objective Attainment
                                 ----------------------------------------------------------------------------------
                                                      Upfront                           Upfront          Upfront
                                   MARC                  *            Residual             *                *
                                 --------            ---------        --------        ----------      -------------






                                    *                    *               *                 *                 *








                                                                <<60 Month Contract
                                                                Objective Attainment
                                 ----------------------------------------------------------------------------------
                                                      Upfront                           Upfront          Upfront
                                   MARC                  *            Residual             *                *
                                 --------            ---------        --------        ----------      -------------






                                    *                    *               *                 *                 *









               <<b)        Commission Payment Schedules for the Minimum Annual
                           Toll Usage Commitment (MATUC)>>


                                                         <<12 Month Contract
                                                         Objective Attainment
                                  ----------------------------------------------------------------
                                                      Upfront          Upfront          Upfront
                                   MATUC                 *                *                *
                                  -------            ---------       ----------      -------------





                                    *                    *                *                 *








                                                         <<36 Month Contract
                                                         Objective Attainment
                                  ----------------------------------------------------------------
                                                      Upfront          Upfront          Upfront
                                   MATUC                 *                *                *
                                  -------            ---------       ----------      -------------





                                    *                    *               *                 *









                                                         <<60 Month Contract
                                                          Objective Attainment
                                  ----------------------------------------------------------------
                                                      Upfront          Upfront          Upfront
                                   MATUC                 *                *                *
                                  -------            ---------       ----------      -------------






                                    *                    *               *                 *









[[13.5 ValueLink Extra - Local. The commission payment schedule below applies to New sales of ValueLink Extra - Local.]]

          [[a)   Commission Payment Schedule Without Netting]]


                                                      [[24 Month Contract - Without Netting
                                                                Objective Attainment
                              -------------------------------------------------------------------------------------
                                  Minimum
                              Annual Revenue          Upfront                           Upfront          Upfront
                                Commitment               *            Residual             *                *
                              --------------         ---------        --------        ----------      -------------



                                    *                    *                *                *                *





                                                      [[36 Month Contract - Without Netting
                                                               Objective Attainment
                              -------------------------------------------------------------------------------------
                              Annual Revenue          Upfront                           Upfront          Upfront
                                Commitment               *            Residual             *                *
                              --------------         ---------        --------        ----------      -------------



                                    *                    *                *                *                *






          [[b)   <<Commission Payment Schedule With Netting>>]]

                                                       [[24 Month Contract - With Netting
                                                               Objective Attainment
                              -------------------------------------------------------------------------------------
                                  Minimum
                              Annual Revenue          Upfront                           Upfront          Upfront
                                Commitment               *            Residual             *                *
                              --------------         ---------        --------        ----------      -------------



                                    *                    *                *                *                *





                                                        [[36 Month Contract - With Netting
                                                               Objective Attainment
                              -------------------------------------------------------------------------------------
                                  Minimum
                              Annual Revenue          Upfront                           Upfront          Upfront
                                Commitment               *            Residual             *                *
                              --------------         ---------        --------        ----------      -------------



                                    *                    *                *                *                *







          [[c) <<CV>>. The CV for a contract without Netting is determined by the following formula: (MARC) x (Contract Length in Years) = CV.

                 The CV for a contract with Netting is determined by the following formula: (Net MARC) x (Contract Length in Years) = CV]]

[[13.6 ValueLink Extra-Select. The commission award and payment schedules provided below apply to orders solicited by AD for New sales of ValueLink Extra-Select only under the conditions which follow. The commission schedule below applies to a New ValueLink Extra-Select contract with a MARC of $700.00 (when such MARC is properly indicated on the customer contract) if and only if the New sale also includes the New sale of at least one of the following products: (i) one or more Local Access Lines or PBX Trunks, (ii) one or more Centrex Lines and/or (iii) one or more ISDN Direct Lines.

            When the New sale of the ValueLink Extra-Select with a MARC of $700.00 does not include the New sale of at least one of the above referenced products, the Base and Residual Commission Payments, and the Objective Revenue amount will be reduced by fifty percent (50%).

            a)   <<Commission Payment Schedules Without Netting>>]]



                                                      [[12 Month Contract - Without Netting
                                                                Objective Attainment
                              -------------------------------------------------------------------------------------
                                  Minimum
                              Annual Revenue          Upfront                           Upfront          Upfront
                                Commitment               *            Residual             *                *
                              --------------         ---------        --------        ----------      -------------

                                  *                      *               *                  *               *



                                                      [[24 Month Contract - Without Netting
                                                                Objective Attainment
                              -------------------------------------------------------------------------------------
                                  Minimum
                              Annual Revenue          Upfront                           Upfront          Upfront
                                Commitment               *            Residual             *               *
                              --------------         ---------        --------        ----------      -------------

                                    *                    *                *                *               *



                                                               [[36 Month Contract - Without Netting
                                                                         Objective Attainment
                              -------------------------------------------------------------------------------------
                                  Minimum
                              Annual Revenue          Upfront                           Upfront          Upfront
                                Commitment                *           Residual             *                *
                              --------------         ---------        --------        ----------      -------------

                                    *                     *              *                 *                *




          [[b)   <<Commission Payment Schedule With Netting>>]]


                                                       [[12 Month Contract - With Netting
                                                               Objective Attainment
                              -------------------------------------------------------------------------------------
                                  Minimum                                                                Upfront
                              Annual Revenue          Upfront                           Upfront
                                Commitment               *            Residual             *                *
                              --------------         ---------        --------        ----------      -------------

                                    *                    *               *                  *               *




                                                        [[24 Month Contract - With Netting
                                                               Objective Attainment
                              -------------------------------------------------------------------------------------
                                  Minimum
                              Annual Revenue          Upfront                           Upfront          Upfront
                                Commitment                *           Residual             *                *
                              --------------         ---------        --------        ----------      -------------


                                     *                    *               *                *                *



                                                       [[36 Month Contract - With Netting
                                                               Objective Attainment
                              -------------------------------------------------------------------------------------
                                  Minimum
                              Annual Revenue          Upfront                           Upfront          Upfront
                                Commitment               *            Residual             *                *
                              --------------         ---------        --------        ----------      -------------

                                     *                   *               *                 *                 *



          [[c) <<CV>>. The CV for a contract without Netting is determined by the following formula: (MARC) x (Contract Length in Years) = CV.

                 The CV for a contract with Netting is determined by the following formula (Net MARC) x (Contract Length in Years) = CV]]

13.7      <<ValueLink Illinois Option F Preferred>>. The commission payment schedules below applies to New sales of ValueLink Illinois Option F Preferred.

            a)   <<Commission Payment Schedules>>


                                                                 12 Month Contract
                                                               Objective Attainment
                               --------------------------------------------------------------------------------------
                               Minimum Annual
                               Minutes of Use          Upfront                           Upfront           Upfront
                                 Commitment               *            Residual             *                 *
                               --------------         ---------        --------         ----------      -------------
                                     *                    *               *                  *                 *


                                                                 24 Month Contract
                                                                Objective Attainment
                                -------------------------------------------------------------------------------------
                                Minimum Annual
                                Minutes of Use        Upfront                           Upfront            Upfront
                                 Commitment               *           Residual             *                  *
                                --------------       ---------        --------         ----------       -------------
                                      *                   *              *                  *                 *


                                                                 36 Month Contract
                                                                Objective Attainment
                                -------------------------------------------------------------------------------------
                                Minimum Annual
                                Minutes of Use        Upfront                           Upfront            Upfront
                                 Commitment              *            Residual             *                  *
                                --------------       ---------        --------         ----------       -------------
                                  12,000                $54              $36              $68               $81

            b) <<CV>>. The CV for the above schedules is determined by the following formula: (Minimum Annual MOU x Per Minute Rate) x (Contract Length In Years)

13.8 <<ValueLink Illinois Option F>>. The commission payment schedules below applies to New sales of ValueLink Illinois Option F.

            a)   <<Commission Payment Schedules>>


                                                                 12 Month Contract
                                                                Objective Attainment
                                -------------------------------------------------------------------------------------
                                Minimum Annual
                                Minutes of Use        Upfront                           Upfront            Upfront
                                 Commitment              *            Residual             *                  *
                                --------------       ---------        --------         ----------       -------------



                                     *                   *                *                 *                  *





                                                                 24 Month Contract
                                                               Objective Attainment
                                -------------------------------------------------------------------------------------
                                Minimum Annual
                                Minutes of Use        Upfront                           Upfront            Upfront
                                 Commitment              *            Residual             *                  *
                                --------------       ---------        --------         ----------       -------------



                                      *                  *               *                  *                  *




                                                                 36 Month Contract
                                                               Objective Attainment
                                -------------------------------------------------------------------------------------
                                Minimum Annual
                                Minutes of Use        Upfront                           Upfront            Upfront
                                 Commitment              *            Residual             *                  *
                                --------------       ---------        --------         ----------       -------------



                                       *                  *              *                 *                   *






            b) <<CV.>> The CV for the above schedules is determined by the following formula: (Minimum Annual MOU x Per Minute Rate) x (Contract Length In Years) = CV


[[13.9 <<StraightRate Illinois.>> The commission payment schedule below applies to New sales of StraightRate Illinois.]]

            [[a) <<Commission Payment Schedules>>]]


                                                              [[12 Month Contract
                                                               Objective Attainment
                                -------------------------------------------------------------------------------------
                                Minimum Annual
                                Minutes of Use        Upfront                           Upfront            Upfront
                                 Commitment              *            Residual             *                  *
                                --------------       ---------        --------         ----------       -------------


                                      *                   *               *                 *                 *




                                                               [[24 Month Contract
                                                               Objective Attainment
                                -------------------------------------------------------------------------------------
                                Minimum Annual
                                Minutes of Use        Upfront                           Upfront            Upfront
                                 Commitment              *            Residual             *                  *
                                --------------       ---------        --------         ----------       -------------


                                      *                  *               *                 *                   *




                                                               [[36 Month Contract
                                                               Objective Attainment
                                -------------------------------------------------------------------------------------
                                Minimum Annual
                                Minutes of Use        Upfront                           Upfront            Upfront
                                 Commitment               *           Residual             *                  *
                                --------------       ---------        --------         ----------       -------------


                                      *                    *             *                  *                  *






          [[b) <<CV>>. The CV for the above schedules is determined by the following formula:
                 (Minimum Annual MOU x Per Minute Rate) x (Contract Length In Years) = CV]]

13.10       <<CompleteLink>> [[ValueLink Extra]] <<- HQ - Individual Case Basis
            (ICB) Usage>>. The following commission payment schedule applies to New sales of <<CompleteLink>> [[ValueLink Extra]] - HQ - Individual Case Basis (ICB) Usage contracts:

            a)   <<Upfront Commission Payment Schedule>>


                                                  <<CompleteLink>> [[ValueLink Extra]] - HQ - ICB
                                                                  Objective Attainment
                                 -------------------------------------------------------------------------------
                                 Contract
                                  Length                   *                      *                      *
                                 --------             -----------            -----------           -------------
                                 24 Months
                                 36 Months                 *                       *                     *
                               <<60 Months

            b) <<CV>>. The CV for the above schedule is determined by the following formula: (MBRC) x (Contract Length In Months) = CV

            c) <<Residual Commission Payment>>. No residual commissions will be paid for <<CompleteLink>> [[ValueLink Extra]] - HQ - ICB Usage sales.

            d) <<Contract terms different than presented above>> [[greater than 36 months]]. If a <<CompleteLink>> [[ValueLink Extra]] - HQ - ICB Usage sale is for a contract with a term <<different than presented in the above table,>> [[greater than thirty six
                 (36) months]], the commission payment for such a sale will use the Commission Payment Schedule set forth above for <<the next lowest contract length>> [[a thirty six (36) month ValueLink Extra - HQ - ICB Usage sale.]]

13.11       CONTRACT UPGRADE OR MIGRATION

            a)   <<Commission Payment>>

                 (i) <<The Upfront Commission Payment for a CompleteLink Upgrade or Migration sale will consist only of the commission payment appropriate for the MATUC component of the Upgrade or Migration sale. Commission will not be paid for any other Upgrade or Migration sales>>. [[When both the Product sold and the Ameritech product or service which is being replaced are both specified in Exhibit B as "Products" for purposes of the Agreement, the Upfront Commission Payment for a sale deemed by Ameritech as an Upgrade or a Migration will be determined by the following formula: (Current Base Upfront Commission for New Product) - (minus) (Current Base Upfront Commission for Old Product) = Upfront Commission Payment]]

                 (ii) [[When a sale for a Product is replacing an Ameritech product or service which is not specified in Exhibit B as a "Product", the Upfront Commission Payment for the sale (whether it is deemed an Upgrade or a Migration) is determined by the following formula:]]

[[(CURRENT BASE UPFRONT COMMISSION FOR NEW PRODUCT) X (50%) = UPFRONT COMMISSION PAYMENT]]

            b) <<Does Not Retire Objective>>. Neither an Upgrade nor a Migration will serve to retire the AD's Usage Product family objective, and neither an Upgrade nor a Migration is subject to an Objective Bonus.

            c) <<Residual Commission Payment. No residual commissions will be paid for Upgrade or Migration sales. Additionally, any residual commissions being paid for the former product will cease.>> [[Residual Commission Payment for an Upgrade or a Migration will be calculated in the same manner and at the same rate as a New sale of the Product. In every case, the Residual Commission Payment, if any, for the product or service which is being replaced as the result of the Upgrade or Migration will be discontinued effective the date of the Completed Order.]]

13.12 <<Takeback>>. If the AD received commission for a Product subject to this Section 13.0, and the customer discontinues the Product for any reason, Takeback applies. If the customer discontinues a Product within one-hundred and eighty days after the Completed Order date, the Takeback will equal one-hundred percent (100%) of the Upfront Commission Payment. Residual commissions cease effective the date the customer cancels the product.

THE FOLLOWING IS A CHANGE TO EXHIBIT C, SECTION 12.6:

12.6        <<Ameritech AutoVan (ANX) Service>>

a)          Ameritech AutoVAN (ANX) Service. Commission payment for Ameritech
            AutoVAN sales will equal      *      of CV. Objective Bonus
            and Residual Payment will not be paid on AutoVAN orders. AD's authority to solicit orders for ANX, and AD's right to commission on orders for AutoVAN are subject to a number of conditions and requirements, all of which are specifically set forth in the Ameritech AutoVAN sales kit which will be provided upon completion of mandatory training. The AD guidelines for teaming with Ameritech on ANX sales are posted in the AD Sales Library and are referred to as AD ANX 6-Point Checklist.

         July 15, 1999


Dear Authorized Distributor

     Re: <<Notice of Contract Change - Modifications to Exhibit C, COMMISSION,
           -------------------------------------------------------------------
           Authorized Distributor Agreement effective
           -------------------------------------------
           January 1, 1999, as last amended June 3, 1999>>
           ---------------------------------------------

This Notice is sent pursuant to Article 15 of the above-referenced Agreement. The contract change(s), modification(s) or addition(s) are effective thirty (30) calendar days after the date of this letter. ADDITIONS TO THE CONTRACT ARE REFLECTED WITH <<UNDERSCORE>> AND DELETIONS BY [[STRIKETHROUGH]]. WHERE AN ITEM IS UNDERLINED AND HAS A STRIKETHROUGH, THE STRIKETHROUGH TAKES PRECEDENCE. (NOTE: Due to the limitations of the EDGAR system, underscores will be preceded by "<<" and followed by ">>". Strikethroughs will be preceded by "[[" and followed by "]]".)



      John Maloney
      Channel Manager



                                  Page 1 of 10
                             Ameritech Confidential

THE FOLLOWING ARE CHANGES TO THE AMERITECH AUTHORIZED DISTRIBUTOR AGREEMENT AS LAST UPDATED JUNE 3, 1999.

AMEND SECTION "13.1 COMPLETELINK AND VALUELINK PRODUCTS" TO READ:

13.0 COMPLETELINK AND VALUELINK PRODUCTS

     13.1 For purposes of the Agreement, the Products referenced in this Section
          13.0 are collectively classified by Ameritech as the <<tariffed>> Ameritech CompleteLink and ValueLink product families. The conditions and limitations regarding the sale of Products apply to the <<tariffed>> CompleteLink and ValueLink product families, including, without limitation, that the AD shall not sell the Products, and is not entitled to commission on sales to customers who are not designated by Ameritech as retail business customers.


AMEND SECTION "13.4.1a) COMMISSION PAYMENT SCHEDULES FOR THE MINIMUM ANNUAL REVENUE COMMITMENT (MARC)" TO READ:

          <<a)>> Commission Payment Schedules for the Minimum Annual Revenue
                 Commitment (MARC)





               [THE BALANCE OF THIS PAGE LEFT INTENTIONALLY BLANK]



                                  Page 2 of 10
                             Ameritech Confidential


                       <<12 Month Contract
                       Objective Attainment
----------------------------------------------------------------
                                                        Upfront
               Upfront                    Upfront
  MARC            *        Residual          *             *
--------      --------      --------      --------      --------



   *             *             *               *            *










                       [[12 Month Contract
                       Objective Attainment
--------------------------------------------------------------------
                                                            Upfront
                Upfront                      Upfront
  MARC             *          Residual          *              *
--------       ---------      --------      ----------      --------






   *               *               *             *              *









                                  Page 3 of 10
                             Ameritech Confidential





                         <<36 Month Contract
                        Objective Attainment
--------------------------------------------------------------------
                                                            Upfront
                Upfront                      Upfront
   MARC            *          Residual          *              *
--------       --------       --------       --------       --------



    *              *              *              *              *










                       [[36 Month Contract
                       Objective Attainment
--------------------------------------------------------------------
                                                             Upfront
                Upfront                      Upfront
   MARC            *          Residual          *               *
--------       --------       --------       --------       --------





   *               *              *             *                *









                                  Page 4 of 10
                             Ameritech Confidential




                          <<60 Month Contract
                         Objective Attainment
--------------------------------------------------------------------
                                                            Upfront
               Upfront                       Upfront
  MARC            *            Residual         *              *
--------       --------       --------       --------       --------





    *             *                *            *               *








                        [[60 Month Contract
                        Objective Attainment
--------------------------------------------------------------------
                                                            Upfront
               Upfront                       Upfront
  MARC            *           Residual          *              *
--------       --------       --------       --------       --------




   *              *               *              *              *






--------       --------       --------       --------       --------




                                  Page 5 of 10
                             Ameritech Confidential

  AMEND SECTION "13.4.1b) COMMISSION PAYMENT SCHEDULES FOR THE MINIMUM ANNUAL
                    TOLL USAGE COMMITMENT (MATUC)" TO READ:

        <<b)   Commission Payment Schedules for the Minimum Annual Toll Usage
               Commitment (MATUC)>>


              <<12 Month Contract
              Objective Attainment
-------------------------------------------------
                                          Upfront
               Upfront       Upfront
 MATUC            *             *            *



   *              *             *             *










              [[12 Month Contract
              Objective Attainment
-------------------------------------------------

                                           Upfront
              Upfront     Upfront
 MATUC           *            *              *
-------       -------       -------       -------





   *             *            *               *






-------       -------       -------       -------


                                  Page 6 of 10
                             Ameritech Confidential

              <<36 Month Contract
              Objective Attainment
--------------------------------------------------
                                           Upfront
               Upfront      Upfront
 MATUC           *             *             *
-------       -------       -------       -------







   *            *               *              *









             [[36 Month Contract
             Objective Attainment
--------------------------------------------------
                                           Upfront
              Upfront      Upfront
 MATUC           *            *              *
-------       -------       -------       --------






   *             *             *             *






-------       -------       -------       -------




                                  Page 7 of 10
                             Ameritech Confidential



               <<60 Month Contract
               Objective Attainment
--------------------------------------------------
                                           Upfront
              Upfront       Upfront
 MATUC           *             *             *
-------       -------       -------       --------







   *             *             *              *










              [[60 Month Contract
              Objective Attainment
--------------------------------------------------

                                           Upfront
              Upfront       Upfront
  MATUC          *             *             *
-------       -------       -------       -------





    *            *             *             *






-------       -------       -------       -------






                                  Page 8 of 10
                             Ameritech Confidential

AMEND SECTION "13.11a) (i) CONTRACT UPGRADE OR MIGRATION" TO READ:

          13.11 CONTRACT UPGRADE OR MIGRATION

                a)   <<Commission Payment>>

                   (i) <<Only upgrades or Migrations from Enhanced ValueLink
                         Plus to CompleteLink will be paid as New. Customers with both Enhanced ValueLink Plus and ValueLink Extra are not eligible. Upfront Commission will not be paid for any other Upgrade or Migration sales.>>

                       [[The Upfront Commission Payment for a CompleteLink
                         Upgrade or Migration sale will consist only of the commission payment appropriate for the MATUC component of the Upgrade or Migration sale. Commission will not be paid for any other Upgrade or Migration sales.]]

ADD A NEW SECTION "13.13 RENEWALS OF EXISTING USAGE CONTRACTS" THAT READS:

        <<13.13 Renewals of existing Usage Contracts>>

          a) <<If the customer's contract term in effect at the time of the Renewal is more than ninety (90) days from the date the contract expires, commission will not be paid to AD for a usage contract Renewal, unless Ameritech has provided prior written approval for such payment. Contract term is determined by the original customer signature date.>>

       << b)   After a customer contract has expired, any sale of that Product which is submitted by AD will be considered a Renewal for purposes of commission. If the customer contract expired six (6) or more months prior to the AD's submission, and the customer has been without a usage contract for that period, Ameritech will pay commission at the New sale rate.>>

         c) <<Commission for CompleteLink Renewals will be paid as follows:>>

             (i) <<The Base Commission will equal 75% of the amount paid for an identical New CompleteLink sale.>>

            (ii) <<The Residual Commission Payment will be paid at the same rate as an identical New CompleteLink sale.>>

        <<d)   Objective Retirement. Renewals will not retire the AD's Usage
               Product family objective, nor will renewals be subject to an Objective Bonus.>>


                                  Page 9 of 10
                             Ameritech Confidential

ADD A NEW SECTION, "13.14 MULTI-STATE COMPLETELINK CONTRACTS" THAT READS:


       << 13.14 Multi-state CompeteLink Contracts.>>

       << a)   Multi-state contracts will retire objective based upon the Main
               BTN.>>




















                                 Page 10 of 10
                             Ameritech Confidential

     September 1, 1999


Dear Authorized Distributor

     Re: <<Notice of Contract Change - Modifications to Exhibit C, COMMISSION, Authorized Distributor Agreement effective January 1, 1999, as last amended July 15, 1999>>

This Notice is sent pursuant to Article 15 of the above-referenced Agreement. The contract change(s), modification(s) or addition(s) are effective thirty (30) calendar days after the date of this letter. ADDITIONS TO THE CONTRACT ARE REFLECTED WITH <<UNDERSCORE>> AND DELETIONS BY [[STRIKETHROUGH]]. WHERE AN ITEM IS UNDERLINED AND HAS A STRIKETHROUGH, THE STRIKETHROUGH TAKES PRECEDENCE. (NOTE: Due to the limitations of the EDGAR system, underscores will be preceded by "<<" and followed by ">>". Strikethroughs will be preceded by "[[" and followed by "]]".)



          John Maloney
          Channel Manager


   September 1, 1999 Ameritech Authorized Distributor Agreement Modifications
                            Ameritech Confidential                             1

<<UNDER 7.0 CENTREX PRODUCT FAMILY>>, AMEND SECTION 7.4 TO READ:

     <<7.4 Upfront Commission Payment Schedule>>

          <<The Upfront Commission Payment schedule set forth below applies to
          New Centrex system sales. The Commission Payments are stated in terms of one Centrex station line; the actual Commission Payment for a particular sale will be based on the number of lines sold, and, the Commission Payment amount will be calculated by multiplying the rate set forth below for a single Centrex station line by the total number or station lines sold.>>

                                                   <<ACS and Indiana Advanced Centrex>>
                                                     --------------------------------
                                 <<Month-to->>
                                   <<Month>>        <<36 Months>>       <<60 Months>>      <<84 Months>>
                                   ---------          ---------           ---------          ---------
        <<Illinois>>
        <<Indiana>>
        <<Michigan>>                   *                  *                   *                 *
        <<Ohio>>
        <<Wisconsin>>

                                                            <<ISDN Centrex>>
                                                              ------------
                                 <<Month-to->>
                                   <<Month>>        <<36 Months>>       <<60 Months>>      <<84 Months>>
                               ------------------- ------------------ ------------------ -------------------
        <<Illinois>>
        <<Indiana>>
        <<Michigan>>                 *                   *                     *                  *
        <<Ohio>>
        <<Wisconsin>>


ADD A SECTION 7.4.1 AVN CENTREX THAT READS:

     <<7.4.1 AVN Centrex Feature>>

          <<AVN Centrex feature is paid at a    *      upfront commission
          payment. No residuals apply to AVN Centrex feature sales. ADs shall not receive commission on AVN Centrex feature renewals.>>

AMEND SECTION 8.0 AMERITECH FEATURELINK TO INCLUDE:

     8.0 AMERITECH FEATURELINK.

          Commission payment and conditions for payment for Ameritech FeatureLink service are the same as those set forth above for ACS Centrex, except that no Commitment Bonus is available for the sale of Ameritech FeatureLink, <<and the requirement of a 15 percent increase in lines does not apply for new sales of Ameritech FeatureLink.>>


   September 1, 1999 Ameritech Authorized Distributor Agreement Modifications
                           Ameritech Confidential                             2

AMEND SECTION 9.0 OTHER VOICE PRODUCTS TO REFLECT THE FOLLOWING
ADDITIONS/DELETIONS:

     9.0 OTHER VOICE PRODUCTS

          9.1 The commission payment schedule set forth below applies to New sales of the following Products:
                                    CALLER ID
                                    CUSTOM CALLING SERVICES
                                    LINEBACKER
                                    [[LOCAL ACCESS LINES]]
                                    PBX TRUNKS
                                    REMOTE CALL FORWARDING
                                    VOICE MAIL SERVICE

                Objective                             [[Winback Bonus]]
                Attainment           Upfront            [[(See Note)]]                   Residual
                ----------           -------            -------------                    --------

                   *                   *                       *                            *


               [[Note: The winback bonus applies only to the sale of Local Access Lines]]


          ADD A SECTION 9.1.1 WHICH READS:

          <<9.1.1 The commission payment schedule set forth below applies to
                    New sales of local access lines:>>


                  <<Objective
                    Attainment             Upfront             Winback Bonus
                    ----------             -------             -------------

                        *                     *                     *



          MODIFY SECTION 9.3 RESIDUAL COMMISSION PAYMENTS TO READ:

          9.3 <<Residual Commission Payments>>. Residual Commission Payments will be paid for a period of twenty four (24) months, and in no event will AD be eligible for Residual Commission Payment on the above Products after twenty four (24) monthly commission payments have been made. <<There are no residual payments on access lines.>>


   September 1, 1999 Ameritech Authorized Distributor Agreement Modifications
                           Ameritech Confidential                             3

AMEND SECTION 13.4.1 COMPLETELINK TO READ:

13.4.1 CompleteLink

     b) Commission Payment Schedules for the Minimum Annual Toll Usage Commitment (MATUC)


   September 1, 1999 Ameritech Authorized Distributor Agreement Modifications
                           Ameritech Confidential                             4

                            12 Month Contract
                          Objective Attainment
                --------------------------------------
                                               Upfront
                 Upfront       Upfront
    MATUC           *             *               *      <<Winback Bonus>>
    -----       ---------     ----------       --------     -------------







    *               *              *                *              *







                           36 Month Contract
                          Objective Attainment
                ---------------------------------------
                                               Upfront
                 Upfront        Upfront
    MATUC           *              *              *        <<Winback Bonus>>
    -----       ---------     ----------      --------       -------------







     *               *              *             *                   *






   September 1, 1999 Ameritech Authorized Distributor Agreement Modifications
                           Ameritech Confidential                             5

                   <<60 Month Contract Objective>>
                            <<Attainment>>
                --------------------------------------
                                               Upfront
                 Upfront        Upfront
    MATUC           *              *             *       <<Winback Bonus>>
    -----       ---------     ----------      --------     -------------





      *             *              *             *                *






AMEND SECTION 13.11 CONTRACT UPGRADE OR MIGRATION TO READ:

     13.11 CONTRACT UPGRADE OR MIGRATION

a)   <<Commission Payment>>

                     (i) Only Upgrades or Migrations from Enhanced ValueLink Plus to CompleteLink will be paid as New. Customers with both Enhanced ValueLink Plus and ValueLink Extra are not eligible. [[Upfront Commission will not be paid for any other Upgrade or Migration sales.]]

                     (ii) The commission payment for a CompleteLink Upgrade or Migration sale will [[consist only of the commission payment appropriate for the MATUC component of the Upgrade or Migration sale. Commission will not be paid for any other Upgrade or Migration sales.]]
                            <<be paid only when there is a Winback of toll and
                            will consist of the commission payment applicable to the MATUC component plus the Winback Bonus component.>>

                     (iii) <<Commission will not be paid for any other Upgrade or Migration sales.>>


   September 1, 1999 Ameritech Authorized Distributor Agreement Modifications
                           Ameritech Confidential                             6

December 3, 1999

Dear Authorized Distributor

           Re: <<Notice of Contract Change - Modifications to Exhibit C, COMMISSION, Authorized Distributor Agreement effective January 1, 1999, as last amended September 1, 1999>>

This Notice is sent pursuant to Article 15 of the above-referenced Agreement. The contract change(s), modification(s) or addition(s) are effective thirty (30) calendar days after the date of this letter. ADDITIONS TO THE CONTRACT ARE REFLECTED WITH <<UNDERSCORE>> AND DELETIONS BY [[STRIKETHROUGH]]. WHERE AN ITEM IS UNDERLINED AND HAS A STRIKETHROUGH, THE STRIKETHROUGH TAKES PRECEDENCE. (NOTE: Due to the limitations of the EDGAR System, underscores will be preceded by "<<" and followed by ">>". Strikethroughs will be preceded by "[[" and followed by "]]".)


                  John Maloney
                  Channel Manager

                            Effective January 1, 1999
 Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech

MODIFY <<SECTION 1.7>> <<HOUSE ACCOUNTS>> TO READ:

         <<Section 1.7>> <<House Accounts>>. Ameritech reserves the right to identify certain accounts as "House Accounts", and AD is not authorized to, and shall not Distribute Products to such accounts. A list of House Accounts is set forth under Exhibit F of this Agreement, incorporated by reference herein, and Ameritech, at its sole discretion, may modify Exhibit F from time-to-time via
the       #        <<Authorized Distributor>> web site and bulletin
board, and each modification will be deemed incorporated herein as if originally set forth herein, and the modification shall be effective on the date the modification is posted on the web site and bulletin board.

MODIFY ARTICLE 5 AUTHORIZED DISTRIBUTOR DUTIES, <<SECTION 5.3>> <<SALES ACHIEVEMENT>> TO READ:

         <<Section 5.3>> <<Sales Achievement>>. The AD shall satisfy minimum monthly, quarterly and annual sales performance requirements as set forth on the document titled [["AD Annual Objective Sheet and Tier Multiplier" effective January 1, 1999,]] <<"Authorized Distributor Objectives">> which has been signed by each party and which is incorporated by reference herein and which may be modified or amended during the term of this Agreement upon thirty (30) days written notice by Ameritech to AD, and each such modification or amendment shall be deemed to have been included as if originally set forth under Attachment 1.

MODIFY ARTICLE 6 AMERITECH'S DUTIES, <<SECTION 6.4>> <<AD INCENTIVE PROGRAMS>> TO READ:

         <<Section 6.4>> <<AD Incentive Programs>>.

         (a) Ameritech will provide Co-Operative advertising funds under its "Ameritech Authorized Distributor Co-Op Program" ("Co-Op"). The terms, conditions, limitations and obligations of the parties under the Co-Op program are set forth in the document titled, "The Co-Op and 5-Star Program" dated January, 1999 set forth under Exhibit D hereto, which is incorporated by reference herein. Notice of any modification to the Co-Op program will be made
via the            #               <<Ameritech Authorized Distributor>> web site
and bulletin board, and each modification will be deemed incorporated herein under Exhibit D as if originally set forth therein in its entirety. The modification will be effective the date it is posted by Ameritech on the web site bulletin board. Modification means any change to the Co-Op program, up to and including discontinuing all or part of the program.

MODIFY ARTICLE 15 NOTICE <<SECTION 15.1>> <<NOTICE>> TO READ:

         <<Section 15.1>> <<Notice>>. Unless Notice via
        #               <<the Ameritech Authorized Distributor web site>> is
expressly identified as proper communication elsewhere in this Agreement, Notice or other communication given by one party to the other under this Agreement shall be deemed sufficient and proper if the Notice is in writing and is delivered personally, or is sent postage prepaid, first class U.S. Mail, or by overnight courier, and such Notice shall be deemed received by the other party:
a) three (3) days after the Notice is deposited with the U.S. Postal Service; or, b) the following business day if sent by overnight courier. Notice will also be deemed sufficient and proper if sent by facsimile provided the original notice is sent via postage prepaid, first class U.S. Mail the same day as the facsimile; if sent

                            Effective January 1, 1999
 Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech by facsimile Notice will be deemed received by the other party on the date and time shown on the original transmission confirmation sheet which is electronically generated by the facsimile machine at the time the transmission is completed. Notice must be directed as set forth below; each party reserves the right to change the direction of the Notice, and will do so through proper Notice to the other party.

MODIFY EXHIBIT B PRODUCTS TO READ:

         This is Exhibit B to the Authorized Distributor Agreement between Ameritech and ("AD") dated January 1, 1999.

         AD is authorized to Distribute the Products specified under the Attachments only if the following conditions are satisfied: i) the above-referenced Agreement is fully executed by the parties; and, ii) all three product family Attachment pages of this Exhibit are fully executed by each party.

         Attachment 4 to this Exhibit specifies which Products retire AD's sales objective [[in a Product family]]. Sales of Products which do not retire the AD's objective are treated differently for purpose of commission, and such treatment is specified in Exhibit C.

MODIFY EXHIBIT B, ATTACHMENT 1 VOICE NETWORK PRODUCTS TO READ:

                                                         EXHIBIT B, ATTACHMENT 1
                                                          VOICE NETWORK PRODUCTS

                ATTACHMENT 1: VOICE NETWORK PRODUCTS AND SERVICES

         This is incorporated as Attachment 1 to Exhibit B to the Authorized Distributor Agreement between Ameritech and ("AD") dated January 1, 1999.

          [[Ameritech 1 800 CONFERENCE]]
          Ameritech 9-1-1 Locator ID
          Ameritech Caller ID
          Ameritech Centrex Service (Includes ISDN Centrex)
          Ameritech Custom Calling Services
          [[Ameritech Digital Transport Service Enhanced(ADTS-E)]] [[Ameritech DSO (except Total Access Service)]]
          [[Ameritech DS1 (except Total Access Service)]]
          Ameritech FeatureLink
          [[Ameritech ISDN Direct Servioc]]
          [[Ameritech ISDN Prime Service]]
          Ameritech Linebacker
          Ameritech Local Access Lines
          Ameritech PBX Trunks <<(excludes DID)>>
          Ameritech Remote Call Forwarding
          Ameritech SmartFax Connections
          Ameritech Voice Mail

                            Effective January 1, 1999
 Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech

MODIFY EXHIBIT B, ATTACHMENT 3 USAGE PRODUCTS TO READ:

                                                         EXHIBIT B, ATTACHMENT 3
                                                                  USAGE PRODUCTS

                    ATTACHMENT 3: USAGE PRODUCTS AND SERVICES

         This is incorporated as Attachment 3 to Exhibit B to the Authorized Distributor Agreement between Ameritech and ("AD") dated January 1, 1999.

<<Ameritech CompleteLink Product Family>>
Ameritech 1-800-CONFERENCE
[[Ameritech 9-1-1 Locator ID]]
[[Ameritech Caller ID]]
[[Ameritech Custom Calling Services]]
[[Ameritech Digital Transport Service - Enhanced (ADTS-E)]]
[[Ameritech Linebacker]]
[[Ameritech Local Access Lines]]
[[Ameritech PrePaid Products]]
[[Ameritech PBX Trunks]]
[[Ameritech Remote Call Forwarding]]
[[Ameritech SmartFax Connections]]
[[Ameritech ValueLink Product Family]]
[[Ameritech Voice Mail]]

MODIFY EXHIBIT B, ATTACHMENT 4 OBJECTIVE RETIREMENT PRODUCT LIST (BY PRODUCT FAMILY) TO READ:

                                                         EXHIBIT B, ATTACHMENT 4
                       OBJECTIVE RETIREMENT PRODUCT LIST [[(BY PRODUCT FAMILY)]]

     ATTACHMENT 4: OBJECTIVE RETIREMENT PRODUCT LIST [[(BY PRODUCT FAMILY)]]

         This is incorporated as Attachment 4 to Exhibit B to the Authorized Distributor Agreement between Ameritech and ("AD") dated January 1, 1999.

         The products and services identified in each Annex to this Attachment will or will not retire an AD's objective [[for the product family specified on the Annex]] as indicated in the column titled "Objective Retirement".

                            Effective January 1, 1999
 Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech

MODIFY EXHIBIT B, ATTACHMENT 4 ANNEX 1 VOICE NETWORK PRODUCTS TO READ:

                                                         EXHIBIT B, ATTACHMENT 4
                                                                         ANNEX 1
                                                          VOICE NETWORK PRODUCTS

                  ANNEX 1: VOICE NETWORK PRODUCTS AND SERVICES
                              OBJECTIVE RETIREMENT

         This is incorporated as Annex 1 to Attachment 4 of Exhibit B to the Authorized Distributor Agreement between Ameritech and ("AD") dated January 1, 1999.

------------------------------------------------------------------- ----------------------------

                  ELIGIBLE PRODUCTS AND SERVICES                       OBJECTIVE RETIREMENT

------------------------------------------------------------------- ----------------------------
[[Ameritech 1-800-CONFERENCE]]                                                [[Yes]]
------------------------------------------------------------------- ----------------------------
Ameritech 9-1-1 Locator ID                                                      Yes
------------------------------------------------------------------- ----------------------------
Ameritech Caller ID                                                             Yes
------------------------------------------------------------------- ----------------------------
Ameritech Centrex Service (Includes ISDN Centrex                                Yes
------------------------------------------------------------------- ----------------------------
Ameritech Custom Calling Services                                               Yes
------------------------------------------------------------------- ----------------------------
[[Ameritech Digital Transport Service-Enhanced (ADTS-E)]]                     [[Yes]]
------------------------------------------------------------------- ----------------------------
[[Ameritech DSO (except Total Access Service)}]]                              [[No]]
------------------------------------------------------------------- ----------------------------
[[Ameritech DS1 (except Total Access Service)]]                               [[No]]
------------------------------------------------------------------- ----------------------------
Ameritech FeatureLink                                                           Yes
------------------------------------------------------------------- ----------------------------
[[Ameritech ISDN Direct Service]]                                             [[Yes]]
------------------------------------------------------------------- ----------------------------
[[Ameritech ISDN Prime Service]]                                              [[Yes]]
------------------------------------------------------------------- ----------------------------
Ameritech Linebacker                                                            Yes
------------------------------------------------------------------- ----------------------------
Ameritech Local Access Lines                                                    Yes
------------------------------------------------------------------- ----------------------------
Ameritech PBX Trunks  <<(excludes DID)>>                                        Yes
------------------------------------------------------------------- ----------------------------
Ameritech Remote Call Forwarding                                                Yes
------------------------------------------------------------------- ----------------------------
Ameritech SmartFax Connections                                                  Yes
------------------------------------------------------------------- ----------------------------
Ameritech Voice Mail                                                            Yes
------------------------------------------------------------------- ----------------------------

                            Effective January 1, 1999
 Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech

MODIFY EXHIBIT B, ATTACHMENT 4 ANNEX 3 USAGE PRODUCTS TO READ:

                                                         EXHIBIT B, ATTACHMENT 4
                                                                         ANNEX 3
                                                                  USAGE PRODUCTS

                      ANNEX 3: USAGE PRODUCTS AND SERVICES
                              OBJECTIVE RETIREMENT

         This is incorporated as Annex 3 to Attachment 4 of Exhibit B to the Authorized Distributor Agreement between Ameritech and ("AD") dated January 1, 1999.

--------------------------------------------------------------------- ---------------------------

                   ELIGIBLE PRODUCTS AND SERVICES                        OBJECTIVE RETIREMENT

--------------------------------------------------------------------- ---------------------------
<<Ameritech CompleteLink Product Family>>                                     <<No>>
--------------------------------------------------------------------- ---------------------------
Ameritech 1-800-CONFERENCE]]                                                  [[Yes]]<<No>>
--------------------------------------------------------------------- ---------------------------
[[Ameritech 9-1-1 Locator ID]]                                                [[No]]
--------------------------------------------------------------------- ---------------------------
[[Ameritech Caller ID]]                                                       [[No]]
--------------------------------------------------------------------- ---------------------------
[[Ameritech Custom Calling Services]]                                         [[No]]
--------------------------------------------------------------------- ---------------------------
[[Ameritech Digital Transport Service - Enhanced (ADTS-E)]]                   [[No]]
--------------------------------------------------------------------- ---------------------------
[[Ameritech Linebacker]]                                                      [[No]]
--------------------------------------------------------------------- ---------------------------
[[Ameritech Local Access Lines]]                                              [[No]]
--------------------------------------------------------------------- ---------------------------
Ameritech PrePaid Products                                                    [[Yes]]<<No>>
--------------------------------------------------------------------- ---------------------------
[[Ameritech PBX Trunks]]                                                      [[No]]
--------------------------------------------------------------------- ---------------------------
[[Ameritech Remote Call Forwarding]]                                          [[No]]
--------------------------------------------------------------------- ---------------------------
[[Ameritech SmartFax Connections]]                                            [[Yes]]
--------------------------------------------------------------------- ---------------------------
Ameritech ValueLink Product Family                                            [[Yes]]<<No>>
--------------------------------------------------------------------- ---------------------------
[[Ameritech Voice Mail]]                                                      [[No]]
--------------------------------------------------------------------- ---------------------------

MODIFY EXHIBIT C COMMISSION TO READ:

                                                                       EXHIBIT C
                                                                      COMMISSION

                              EXHIBIT C COMMISSION

         This is incorporated as Exhibit C to the Authorized Distributor Agreement Between Ameritech and Network Business Solutions, Inc. ("AD") dated January 1, 1999 (hereinafter the "Agreement").

1.0      GENERAL

         1.1      <<Definitions>>

                  As used in this Agreement, the following definitions apply:

                  "<<AD OF RECORD>>" shall mean the Authorized Distributor firm credited with the sale of a new or renewed Centrex System or PrePaid Products.

                  "<<BASE COMMISSION>>" shall mean the amount paid upfront to an AD for sales of Ameritech Products. The base commission may increase as an AD's objective increases relative to other ADs.

                            Effective January 1, 1999
 Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech

                  "<<BILLABLE REVENUE>>" shall mean those Recurring and Non-Recurring charges which result from the customer service order(s) which result from the sale submitted by the AD.

                  "<<COMPLETED ORDERS>>" shall mean a "completed" status in an Ameritech service ordering or billing systems.

                  "<<CONTRACT VALUE" OR "CV>>" shall mean the value of the Recurring and Non-Recurring revenue charges for each product which is used by Ameritech for purposes of establishing the value of a sale for commission purposes.

                  "<<ELIGIBLE PRODUCT" OR "PRODUCT ELIGIBILITY>>" shall mean those Products the AD is authorized to promote, market and sell under this Agreement and which are identified fully under Exhibit B of the Agreement. AD is authorized to sell all the Products, but only sales of those Products for which AD has an annual sales objective will retire the AD's sales objective [[for that product family.]]

                  "<<GROWTH REVENUE" shall mean one month of the Recurring Revenue associated with the New sale of a Product included in Exhibit B, Attachment 1, Voice Network Products, and Attachment 2, Standard Data Products. Only Growth Revenue can retire an AD's sales objective.>>

                  "<<MIGRATION>>" occurs when a customer with an existing Ameritech Usage contract signs a new contract for a different Ameritech Usage product, and that product is deemed solely by Ameritech to be within the same product family as the replaced product.

                  [["<<NETTING>>" is applied to the sale of certain ValueLink products when existing products such as, but not limited to, centrex are already existing at that location of the customer.]]

                            Effective January 1, 1999
 Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech

                  "<<NEW>>" shall mean the sale of a Product to a customer who does not currently have that specific Product and Ameritech in its sole discretion will determine if customer currently has the Product. To retire an AD's objective [[in the applicable product family,]] the sale must be made in the AD's Objective Territory and must be an Eligible Product. In no event will a sale which is classified by Ameritech in its sole discretion as a Recast, a Renewal, a Renegotiation, a Migration or an Upgrade be considered a "New" sale for purposes of the Agreement.

                  "<<NON-RECURRING REVENUE>>" shall mean those one-time billed charges which are a result of a sale by AD.

                  "<<OBJECTIVE BONUS>>" shall mean the amount paid as the Upfront Payment once an AD exceeds the sales volume thresholds, as those sales volumes are stated in dollars, and which are related to the AD's annual [[product family]] sales objective in each state. The amount of the Objective Bonus payment may increase over the term of this Agreement based upon the AD's objective relative to other ADs' objectives. The Objective Bonus payment shall apply only to New sales of Products which retire the objective [[for its product family]] in the Objective Territory.

                  "<<OBJECTIVE RETIREMENT>>" shall mean the process whereby New sales of Ameritech Products retire the <<sales>> objectives [[for the product family. In the event a Product retires AD's Objective as specified under Exhibit B, Attachment 4 in more than one product family, New sales of those products will retire the AD's objective in one, and only one, product family in the following order: (i) Data; (ii) Voice; and (iii) Usage.]] Sales of Products which do not retire objective (see Attachments to Exhibit B) are considered "Sales Without Objective Retirement" for purposes of this Agreement.

                  "<<OBJECTIVE REVENUE>>" shall mean that dollar amount which is considered the unit of measure to retire an AD's sales objective [[in a product family]]. <<Only Growth Revenue can retire an AD's sales objective.>> Objective Retirement shall equal one month of the Recurring Revenue associated with the New sale of a Product.

                  "<<OBJECTIVE TERRITORY>>" shall mean a sales area or region which is a sub-set of AD's authorized Territory. Objective Retirement is satisfied only by sales in AD's Objective Territory, and Ameritech in its sole discretion will establish and assign AD an "Objective Territory".

                  "<<OBJECTIVE TIER ("TIER")>>" means that the AD has been assigned to Tier I, Tier II or Tier III for purposes of commission value calculation and Objective Retirement. Determining the Tier the AD is assigned is at the sole discretion of Ameritech.

                  "<<PARTNERING>>" means that the AD is not the sole sales entity in the sales effort with a particular customer, and AD markets Product(s) to a particular customer with another AD or Ameritech sales representative. AD must receive prior written approval by Ameritech for each Partnering effort, and commission will not be paid on sales which result from such efforts without the prior written consent of Ameritech. Ameritech reserves the right to set commission values for each partnering arrangement.

                            Effective January 1, 1999
 Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech

                  "<<RECAST/RENEWAL/RENEGOTIATION>>" collectively shall mean a sale of Data or Voice, or a sales which includes data and voice, and such sale is not classified as a New sale for purposes of Objective Retirement or Commission Payment purposes. For purposes of the Agreement, a sale will be deemed a Recast or a Renewal (whichever is appropriate) when a customer signs a new contract for a Product, and the customer already subscribes to the same Ameritech product or to an Ameritech product which is deemed solely by Ameritech to be similar to the Product covered under the new contract, and the new contract extends the customer's term commitment for the Product.

                  A sale will be deemed a Renegotiation when a customer enters into a new contract with Ameritech for a Product they already subscribe to, and the terms of the contract are substantially changed from the contract then-in-effect for that Product, and Ameritech determines, in its sole discretion that the sale is eligible for commission payment to the AD at the Renegotiation rate.

                  "<<RECURRING REVENUE>>" shall mean those monthly charges billed to the customer for Products as a result of a sale by AD.

                  "<<RESIDUAL PAYMENT>>" shall mean the commission payment which is paid by Ameritech over time, and the time period for payment is established by Ameritech based on contract term or other factors relevant to the sale. Ameritech determines the amount and payment schedule in its sole discretion.

                  "<<TAKEBACK>>" shall mean commission amounts which are forfeited or returned by the AD as a result of a customer discontinuing its subscription to the Product(s). In the event the Takeback is accomplished by the AD returning commissions already paid, Ameritech will debit the AD's future commission payments by the amount to be returned. If such a debit does not satisfy the Takeback amount, Ameritech may demand full payment from the AD immediately.

                  "<<TERRITORY>>" is defined under Exhibit B of the Agreement and the rules governing payment of commission for sales made to customers outside the Territory are set forth in the Agreement.

                  "<<UPFRONT COMMISSION PAYMENT>>" shall mean that portion of the total commission paid to the AD upon Ameritech's verification that the order(s) associated with the sale are Completed Orders.

                  "<<UPGRADE>>" means that a customer signs a contract for an Ameritech Product to which the customer already subscribes, or for a Product which Ameritech deems is similar to the Product the customer already subscribes to, and the new contract is for a term that extends the customer's contract term beyond the existing contract's expiration date, <<and>> the new contract includes a product commitment which is larger than that which is in effect at the time of the new contract.

                            Effective January 1, 1999
 Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech

                  "<<WINBACK BONUS>>" shall mean the incremental commission amount paid to AD because the sale of an Eligible Product is deemed solely by Ameritech to satisfy Ameritech's criteria to be classified as a "winback" sale as that term is understood in the telecommunications industry.

MODIFY 5.0 SALES OUTSIDE OF TERRITORY AND SALES OUTSIDE OF "OBJECTIVE TERRITORY" TO READ:

5.0      SALES OUTSIDE OF TERRITORY AND SALES OUTSIDE OF "OBJECTIVE TERRITORY"

                  In the event the AD sells Product outside of the Territory, and such sale has received Ameritech's prior written consent, the commission payment for such sale will be established by Ameritech at its sole discretion.

                  In the event that AD sells Product for which the AD does not have a sales objective, (which is deemed a sale outside of Objective Territory), the sale is subject to a twenty-five percent (25%) reduction in the Upfront Commission Payment. <<This provision does not apply to sales of Usage Products since Usage Products do not carry a sales objective.>>

MODIFY 6.0 PARTNERING TO READ:

6.0      PARTNERING

                  Provided a Partnering arrangement complies with the requirements under Article 7, Section 7.7 of the Agreement, Ameritech will pay commission on such sales. The general commission payment treatment for a Partnering sale is that AD will be paid an Upfront Commission Payment equal to fifty percent (50%) of the Upfront Commission Payment which would be paid for the same sale if no Partnering took place. If two ADs partner, each will receive this reduction. An exception to the general commission payment treatment for a Partnering sale when the Partnering efforts are with an Ameritech GBS Territory Manager <<or Universal Account Executive>>, and the result of the effort is a Data Product sale, the Upfront Commission Payment for all resulting sales will be twenty-five percent (25%) less than the Upfront Commission Payment for the same sale if no Partnering took place.

MODIFY 7.0 CENTREX PRODUCT FAMILY, SECTION 7.3 NEW CENTREX SALES TO READ:

         7.3 <<New Centrex Sales.>> Commission on New Centrex system sales will be paid provided the sale results in a net increase in Centrex station lines of at least fifteen percent (15%) of the existing installed system. In Indiana, the Centrex station line net increase must be at least one hundred percent (100%) of the existing installed system. <<If the Centrex system sales results in a zero (0) to fourteen and nine tenths (14.9) percent net increase in Centrex station lines, the sales will be paid as section 7.10d. In Indiana, if the Centrex system sale results in zero (0) to seventy-four and nine tenths (74.9) percent net increase in Centrex station lines, the sales will be paid as section 7.10d.>>

                            Effective January 1, 1999
 Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech

MODIFY SECTION 7.4 <<UPFRONT COMMISSION PAYMENT SCHEDULE>> TO READ:

                  The Upfront Commission Payment schedule set forth below applies to New Centrex system sales. The Commission Payments are stated in terms of one Centrex station line; the actual Commission Payment for a particular sale will be based on the number of lines sold, and, the Commission Payment amount will be calculated by multiplying the rate set forth below for a single Centrex station line by the total number or station lines sold.

                  ------------------------------------------------------------------------------------------
                                          ACS and Indiana Advanced Centrex
                  ------------------------------------------------------------------------------------------

                                     Month-to-          36 Months          60 Months          84 Months
                                       Month
                  ------------  ------------------  -----------------  -----------------  ------------------
                  Illinois
                  Indiana
                  Michigan             *                   *                  *                    *
                  Ohio
                  Wisconsin
                  ------------  ------------------  -----------------  -----------------  ------------------

MODIFY SECTION 7.4.1 AVN CENTREX FEATURE TO READ:

         7.4.1    AVN Centrex Feature

                           AVN Centrex feature is paid at a      *
                           <<U>>[[up]]front commission payment. No residuals
                           apply to AVN Centrex feature sales. ADs shall not receive commission on AVN Centrex feature renewals.

MODIFY SECTION 7.7 <<COMMITMENT BONUS>> TO READ:

         7.7      <<Commitment Bonus>>

                  If a new Centrex sale results in a contract which commits the customer to a number of Centrex station lines which Ameritech identifies in the chart that follows here as the appropriate number of lines based upon the number of lines sold, the AD will be eligible to receive the commitment bonus. The commitment bonus increases the Upfront Commission Payment by fifteen percent (15%). Ameritech, in its sole discretion, will determine if a sale is eligible for the Commitment Bonus. The following schedule will be used to determine the applicability of the commitment bonus for ACS and ISDN Centrex.

                  ----------------------------------------------------
                    Number of Lines Sold     Number of Lines Committed
                  -------------------------  -------------------------
                          <<2-6>> [[2 - 7]]               2
                        <<7-24>> [[8 - 25]]               7
                      <<25-49>> [[26 - 50]]              25
                     <<50-99>> [[51 - 100]]              50
                  <<100-199>> [[101 - 200]]             100
                   <<200-499>> [[over 200]]             200
                               <<over 500>>           <<500>>
                  -------------------------  -------------------------

                            Effective January 1, 1999
 Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech

MODIFY SECTION 7.10 <<RECASTS, RENEWALS, RENEGOTIATIONS OF EXISTING CENTREX CONTRACTS>>, c) TO READ:

                  c) After a customer contract has expired, and the customer is under a month-to-month term for that Product, any sale of that Product which is submitted by AD will be considered a Recast or Renewal for purposes of commission. If the customer contract expired six (6) or more months prior to the AD's submission, and the customer has been on a month-to-month subscription for that period, Ameritech will pay commission at the New sale rate
                           <<provided that sale meets the requirements defined
                           in 7.3>>.

MODIFY SECTION 7.12 <<TAKEBACK>> TO READ:

         7.12 <<Takeback>>. The Upfront Commission Payment <<and all bonuses are>> [[is]] subject to Takeback in the event the customer discontinues a service (for any or no reason) for which AD received commission in the past. The Takeback amount will be based upon the length of time the customer retained the service and whether the sale was under a term contract:

MODIFY SECTION 8.0 AMERITECH FEATURELINK TO READ:

                  Commission payment and conditions for payment for Ameritech FeatureLink service are the same as those set forth above for ACS Centrex, except that no Commitment Bonus is available for the sale of Ameritech FeatureLink, and the requirement of a 15% increase in lines does not apply for <<New>> [[new]] sales of Ameritech FeatureLink.

MODIFY SECTION 9.0 OTHER VOICE PRODUCTS TO READ:

         9.1 <<Other Voice Products are not compensated when sold on Centrex services.>> The commission payment schedule set forth below applies to New sales of the following Products:

MODIFY SECTION 12.0 ELIGIBLE STANDARD DATA PRODUCTS, e) TO READ:

                  e) <<Takeback.>> If the AD received commission for a Product subject to this Section 12.0, and the customer discontinues the Product for any reason, Takeback applies. The amount of Takeback is based upon the length of time the customer retained the service and if the sale was a term contract: a) if the customer discontinues the Product during the first fifty percent (50%) of the contract term, the Takeback amount<<, including Upfront Commission and all bonuses,>> will be prorated to the length of time remaining on the customer's contract; b) if the

                            Effective January 1, 1999
 Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech
                           customer discontinues a month-to-month subscription of the Product within sixty (60) days of installation, the Takeback will equal one-hundred percent (100%) of the Upfront Commission Payment
                           <<and all bonuses>>. Residual Commission Payments
                           cease when a contract is discontinued.

MODIFY SECTION 13.0 COMPLETELINK AND VALUELINK PRODUCTS TO READ:

13.0     COMPLETELINK AND VALUELINK PRODUCTS

         13.1     For purposes of the Agreement, the Products referenced in this
                  Section 13.0 are collectively classified by Ameritech as the tariffed Ameritech CompleteLink and ValueLink product families. The conditions and limitations regarding the sale of Products apply to the tariffed CompleteLink and ValueLink product families, including, without limitation, that the AD shall not sell the Products, and is not entitled to commission on sales to customers who are not designated by Ameritech as retail business customers.

         13.2 <<Month-to-month subscriptions. >>In no event will AD be awarded commission for month-to-month CompleteLink or ValueLink product sale.

         13.3 <<Enhanced ValueLink Plus>>. The commission payment schedule provided below applies to New sales of Enhanced ValueLink Plus.

                  a)       Commission Payment Schedule

                                                -------------------------------------------------------------
                                                                      12 Month Contract
                                                                   [[Objective Attainment]]
                                                -------------------------------------------------------------
                              Minimum Annual                                                     [[Upfront
                                  Revenue           Upfront                       [[Upfront
                                Commitment             *           Residual          *               *
                           -------------------- --------------- -------------- -------------- ---------------


                                    *                  *              *              *                *


                           -------------------- --------------- -------------- -------------- ---------------

                                                -------------------------------------------------------------
                                                                       24 Month Contract
                                                                    [[Objective Attainment]]
                                                -------------------------------------------------------------
                              Minimum Annual                                                     [[Upfront
                                  Revenue           Upfront                       [[Upfront
                                Commitment             *           Residual           *              *
                           -------------------- --------------- -------------- -------------- ---------------


                                    *                  *               *              *              *



                           -------------------- --------------- -------------- -------------- ---------------

                            Effective January 1, 1999
 Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech

                                                -------------------------------------------------------------
                                                                       36 Month Contract
                                                                    [[Objective Attainment]]
                                                -------------------------------------------------------------
                              Minimum Annual                                                     [[Upfront
                            Revenue Commitment      Upfront                       [[Upfront
                                                        *          Residual            *             *
                           -------------------- --------------- -------------- -------------- ---------------


                                    *                   *              *               *             *



                           -------------------- --------------- -------------- -------------- ---------------

                  b) <<CV>>. The CV for the above schedule is determined by the following formula:

                                   (MARC) x (Contract Length in Years) = CV

         13.4.1 CompleteLink. The commission award and payment schedules provided below apply to orders solicited by AD for New sales of CompleteLink only under the conditions which follow. The commission schedules below apply to a New CompleteLink contract with a MARC of $700 or $1,200 (when such MARCs are properly indicated on the customer contract) if and only if the New sale also includes the New sale of at least one of the following products: (i) one or more Local Access Lines or PBX Trunks, (ii) one or more Centrex Lines and/or (iii) one or more ISDN Direct Lines.

                  When the New sale of the CompleteLink with a MARC of $700 or $1,200 does not include the New sale of at least one of the above referenced products, the Base and Residual commission Payments[[, and the Objective Revenue amount]] will be reduced by fifty percent (50%).

                            Effective January 1, 1999
 Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech

                  a) Commission Payment Schedules for the Minimum Annual Revenue Commitment (MARC)

                                                --------------------------------------------------------------
                                                                       12 Month Contract
                                                                    [[Objective Attainment]]
                                                --------------------------------------------------------------
                                                                                                  [[Upfront
                                                    Upfront                        [[Upfront
                                   MARC               *               Residual          *             *
                           -------------------- ---------------- ---------------- ------------ ---------------





                                      *                  *             *               *              *




                           -------------------- ---------------- ---------------- ------------ ---------------

                                                ----------------------------------------------------------------
                                                                       36 Month Contract
                                                                    [[Objective Attainment]]
                                                ----------------------------------------------------------------
                                                                                                    [[Upfront
                                                     Upfront                        [[Upfront
                                   MARC                  *            Residual           *               *
                           -------------------- ----------------- ---------------- ------------- ---------------





                                      *                  *               *               *               *





                           -------------------- ----------------- ---------------- ------------- ---------------

                            Effective January 1, 1999
 Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech

                                     -------------------------------------------------
                                                     60 Month Contract
                                                  [[Objective Attainment]]
                                     -------------------------------------------------
                                                                                         [[Upfront
                                          Upfront                           [[Upfront
                             MARC           *               Residual             *           *
                           --------  -----------------  ----------------  ------------  ------------





                               *            *                   *               *            *






                           --------  -----------------  ----------------  ------------  ------------

                           b) Commission Payment Schedules for the Minimum Annual Toll Usage Commitment (MATUC)

                            Effective January 1, 1999
 Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech

                                     -------------------------------------------------
                                                     12 Month Contract
                                                  [[Objective Attainment]]
                                     -------------------------------------------------
                                                                           [[Upfront        Winback
                                           Upfront        [[Upfront                          Bonus
                             MATUC            *                *                *
                           --------  -----------------  ----------------  ------------  ----------------







                               *              *                  *               *               *






                           --------  -----------------  ----------------  ------------  ----------------

                                                  --------------------------------------------------
                                                                  36 Month Contract
                                                              [[Objective Attainment]]
                                                  --------------------------------------------------
                                                                                       [[Upfront          Winback
                                                      Upfront         [[Upfront                            Bonus
                                   MATUC                 *                 *                *
                           ---------------------- ---------------- ---------------- ---------------- ----------------







                                      *                  *                *                 *               *






                           ---------------------- ---------------- ---------------- ---------------- ----------------

                            Effective January 1, 1999
 Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech

                                                  --------------------------------------------------
                                                                  60 Month Contract
                                                               [[Objective Attainment]]
                                                  --------------------------------------------------
                                                                                      [[Upfront          Winback
                                                      Upfront         [[Upfront                           Bonus
                                   MATUC                 *                 *              *
                           ---------------------- ---------------- ---------------- ---------------- ----------------





                                       *                 *                  *             *                 *






                           ---------------------- ---------------- ---------------- ---------------- ----------------

         13.7 <<ValueLink Illinois Option F Preferred>>. The commission payment schedules below applies to New sales of ValueLink Illinois Option F Preferred.

                  a)       <<Commission Payment Schedules>>

                                                  --------------------------------------------------------------------
                                                                           12 Month Contract
                                                                        [[Objective Attainment]]
                                                  --------------------------------------------------------------------
                                  Minimum
                                   Annual                                                               [[Upfront
                               Minutes of Use         Upfront                           [[Upfront
                                 Commitment              *             Residual             *                *
                           ---------------------- ---------------- ---------------- ----------------- ----------------
                                      *                  *                *                 *                *
                           ---------------------- ---------------- ---------------- ----------------- ----------------

                                                  --------------------------------------------------------------------
                                                                           24 Month Contract
                                                                        [[Objective Attainment]]
                                                  --------------------------------------------------------------------
                                 Minimum
                                  Annual                                                                 [[Upfront
                              Minutes of Use          Upfront                          [[Upfront
                                Commitment               *             Residual            *                 *
                           ---------------------- ---------------- ---------------- ----------------- ----------------

                                     *                   *               *                 *                 *
                           ---------------------- ---------------- ---------------- ----------------- ----------------

                            Effective January 1, 1999
 Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech

                                                  --------------------------------------------------------------------
                                                                           36 Month Contract
                                                                       [[Objective Attainment]]
                                                  --------------------------------------------------------------------
                                 Minimum
                                  Annual                                                                 [[Upfront
                              Minutes of Use          Upfront                          [[Upfront
                                Commitment               *              Residual           *                  *
                           ---------------------- ---------------- ---------------- ----------------- ----------------
                                     *                   *                *                *                  *
                           ---------------------- ---------------- ---------------- ----------------- ----------------

                  b) <<CV>>. The CV for the above schedules is determined by the following formula: (Minimum Annual MOU x Per Minute Rate) x (Contract Length In Years)

         13.8 <<ValueLink Illinois Option F>>. The commission payment schedules below applies to New sales of ValueLink Illinois Option F.

                  a)       <<Commission Payment Schedules>>

                                                  --------------------------------------------------------------------
                                                                           12 Month Contract
                                                                       [[Objective Attainment]]
                                                  --------------------------------------------------------------------
                                 Minimum
                                  Annual                                                                 [[Upfront
                              Minutes of Use          Upfront                          [[Upfront
                                Commitment               *              Residual           *                  *
                           ---------------------- ---------------- ---------------- ----------------- ----------------



                                    *                    *                 *               *                    *



                           ---------------------- ---------------- ---------------- ----------------- ----------------

                                                  --------------------------------------------------------------------
                                                                           24 Month Contract
                                                                       [[Objective Attainment]]
                                                  --------------------------------------------------------------------
                                 Minimum
                                  Annual                                                                 [[Upfront
                              Minutes of Use          Upfront                          [[Upfront
                                Commitment               *             Residual            *                 *
                           ---------------------- ---------------- ---------------- ----------------- ----------------



                                     *                   *                 *               *                  *




                           ---------------------- ---------------- ---------------- ----------------- ----------------

                            Effective January 1, 1999
 Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech

                                                  --------------------------------------------------------------------
                                                                           36 Month Contract
                                                                       [[Objective Attainment]]
                                                  --------------------------------------------------------------------
                                 Minimum
                                  Annual                                                                 [[Upfront
                              Minutes of Use          Upfront                          [[Upfront
                                Commitment                *            Residual            *                *
                           ---------------------- ---------------- ---------------- ----------------- ----------------



                                    *                    *                *                *                *



                           ---------------------- ---------------- ---------------- ---------------- ----------------

                  b) <<CV>>. The CV for the above schedules is determined by the following formula: (Minimum Annual MOU x Per Minute Rate) x (Contract Length In Years) = CV

         13.10 CompleteLink<< - HQ - Individual Case Basis (ICB) Usage>>. The following commission payment schedule applies to New sales of CompleteLink - HQ - Individual Case Basis (ICB) Usage contracts:

                  a)       <<Upfront Commission Payment Schedule>>

                                                  -------------------------------------------------------------------
                                                                        CompleteLink - HQ - ICB
                                                                        [[Objective Attainment]]
                                                  -------------------------------------------------------------------
                                 Contract              <<Upfront>>
                                  Length                    *                    *                        *
                           ---------------------- --------------------- ---------------------- ----------------------
                              24 Months
                              36 Months                      *                    *                         *
                              60 Months
                           ---------------------- --------------------- ---------------------- ----------------------

                  b) <CV>>. The CV for the above schedule is determined by the following formula: (MBRC) x (Contract Length In Months) = CV

                  c) <<Residual Commission Payment>>. No residual commissions will be paid for CompleteLink - HQ - ICB Usage sales.

                  d) <<Contract terms different than presented above>>. If a CompleteLink - HQ - ICB Usage sale is for a contract with a term different than presented in the above table, the commission payment for such a sale will use the Commission Payment Schedule set forth above for the next lowest contract length.

                            Effective January 1, 1999
 Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech

         13.11    CONTRACT UPGRADE OR MIGRATION

                  a)       <<Commission Payment>>

                           (i) Only Upgrades or Migrations from Enhanced ValueLink Plus to CompleteLink will be paid as New. Customers with both Enhanced ValueLink Plus and ValueLink Extra are not eligible.

                           (ii) The commission payment for a CompleteLink Upgrade or Migration sale will be paid only when there is a Winback of toll and will consist of the commission payment applicable to the MATUC component plus the Winback Bonus component.

                           (iii) Commission will not be paid for any other Upgrade or Migration sales.

                  [[b) <<Does Not Retire Objective.>> Neither an Upgrade nor a Migration will serve to retire the AD's Usage Product family objective, and neither an Upgrade nor a Migration is subject to an Objective Bonus.]]

                  [[C]] b) <<Residual Commission Payment>>. No residual
                           commissions will be paid for Upgrade or Migration sales. Additionally, any residual commissions being paid for the former product will cease.

         13.12 <<Takeback>>. If the AD received commission for a Product subject to this Section 13.0, and the customer discontinues the Product for any reason, Takeback applies. If the customer discontinues a Product within one-hundred and eighty days after the Completed Order date, the Takeback will equal one-hundred percent (100%) of the Upfront Commission Payment
                  <<and all bonuses>>. Residual commissions cease effective the date the customer cancels the product.

         13.13    <<Renewals of existing Usage Contracts>>

                  a) If the customer's contract term in effect at the time of the Renewal is more than ninety (90) days from the date the contract expires, commission will not be paid to AD for a usage contract Renewal, unless Ameritech has provided prior written approval for such payment. Contract term is determined by the original customer signature date.

                  b) After a customer contract has expired, any sale of that Product [[with is]] submitted by AD will be considered a Renewal for purposes of commission. If the customer contract expired six (6) or more months prior to the AD's submission, and the customer has been without a usage contract for that period, Ameritech will pay commission at the New sale rate.

                  c) Commission for CompleteLink Renewals will be paid as follows:

                           (i) The Base Commission will equal seventy-five percent (75%) of the amount paid for an identical New CompleteLink sale.

                           (ii) The Residual Commission Payment will be paid at the same rate as an identical New CompleteLink sale.

                            Effective January 1, 1999
 Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech

                [[d) Objective Retirement. Renewals will not retire the AD's Usage Product family objective, nor will renewals be subject to an Objective Bonus.]]

         [[13.14  Multi-state Complete Link Contracts.]]

                [[a) Multistate contracts will retire objective based upon the Main BTN.]]

DELETE SECTION 14.2 1-800-CONFERENCE OBJECTIVE ATTAINMENT:

[[14.2 <<Objective Attainment>>. For purposes of Objective Attainment, the following factors will be applied to the Base Commission Payment to arrive at the Objective Attainment number:]]

                  ---------------------------- ----------
                    [[Objective Attainment       Factor
                  ---------------------------- ----------
                           0 - 69.9%             1.00
                          70 - 99.9%             1.25
                         100% and over           1.50]]
                  ---------------------------- ----------

DELETE SECTION 15.3 AMERITECH PREPAID PRODUCTS OBJECTIVE ATTAINMENT:

         [[15.3 <<Objective Attainment>>. For purposes of objective attainment, the following factors will be applied to the Base Commission:]]

                  ---------------------------- ----------------
                     [[Objective Attainment         Factor
                  ---------------------------- ----------------
                           0 - 69.9%                1.00
                          70 - 99.9%                1.25
                         100% and over              1.50]]
                  ---------------------------- ----------------

                            Effective January 1, 1999
 Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech

April 18, 2000 Ameritech Authorized Distributor Agreement Modification         1



[AMERITECH LOGO]



April 18, 2000


Dear Authorized Distributor

       Re: <<Notice of Contract Change - Modifications to Authorized Distributor Agreement effective January 1, 1999, as last amended December 3, 1999>>

This Notice is sent pursuant to Article 15 of the above-referenced Agreement. The contract change(s), modification(s) or addition(s) are effective thirty (30) calendar days after the date of this letter. ADDITIONS TO THE CONTRACT ARE REFLECTED WITH <<UNDERSCORE>> AND DELETIONS BY [[STRIKETHROUGH]]. WHERE AN ITEM IS UNDERLINED AND HAS A STRIKETHROUGH, THE STRIKETHROUGH TAKES PRECEDENCE. (NOTE: Due to the limitations of the EDGAR system, underscores will be preceded by "<<" and followed by ">>". Strikethroughs will be preceded by "[[" and followed by "]]".)



                  John Maloney
                  Channel Manager

April 18, 2000 Ameritech Authorized Distributor Agreement Modification         2


REVISE ARTICLE 1, SECTION 1.9 TO READ:

<<Section 1.9 End User of Product>>. In no event is AD granted the right or authority under this Agreement to distribute Products to anyone whom the AD knows, or should have known, at the time of sale or within two (2) years thereafter, is: a) not the end user of the Product; b) subscribing to the Product for the purpose of reselling it to retail customers; or, c) [[is]] not designated by Ameritech [[GBS]] as a "retail" customer of Ameritech.


REVISE ARTICLE 1, SECTION 1.11 TO READ:

<<Section 1.11 Sole Agreement.>> Ameritech utilizes various channels to
Distribute Product to its retail business customers, and Ameritech's strategy prohibits cross-over appointments between its channels. Therefore, AD is prohibited from acting as an Ameritech [[Enhanced Service Provider]],
<<Enterprise Solutions Provider (ESP),>> an Authorized Video Sales
Representative or to enter into any other Distribution agreement with Ameritech under which an appointment to market or sell landline Products to Ameritech's retail customers is granted.


MODIFY EXHIBIT A TERRITORY TO READ:
                                                                       EXHIBIT A
                                                                       TERRITORY

                              EXHIBIT A TERRITORY

This is Exhibit A to the Authorized Distributor Agreement Between Ameritech and SAMPLE ("AD") dated January 1, 1999.

       AD is hereby granted the right to distribute in the Territory specified under this Exhibit. AD's right under the Agreement and this Exhibit is conditioned on full execution of the Agreement and the signature of both parties at the end of each Exhibit.

       Ameritech and AD agree that sales outside of the Territory are not encouraged and AD's authority to market, promote or sell Ameritech products to customers outside of the Territory requires prior written approval by Ameritech.

       STATE:
       AREA CODES*:

       If a business unit is not specifically listed below, sales by AD to customers classified by Ameritech as served by that business unit are considered "out of Territory" sales for purpose of this Agreement.**

*Any area code split will result in automatic inclusion of the new area codes unless AD is otherwise notified in writing by Ameritech.

       **Key - CBS means customers of the Custom Business Services business unit
               GBS means customers of the General Business Services business unit

               <<GLOBAL MEANS CUSTOMERS OF THE SBC GLOBAL MARKETS BUSINESS UNIT
               BCS MEANS CUSTOMERS OF THE BUSINESS COMMUNICATIONS SERVICES BUSINESS UNIT>>

April 18, 2000 Ameritech Authorized Distributor Agreement Modification         3


MODIFY ATTACHMENT 2: STANDARD DATA PRODUCTS AND SERVICES TO READ:


                                                         EXHIBIT B, ATTACHMENT 2
                                                          STANDARD DATA PRODUCTS

                ATTACHMENT 2: STANDARD DATA PRODUCTS AND SERVICES

       This is incorporated as Attachment 2 to Exhibit B to the Authorized Distributor Agreement between Ameritech and SAMPLE ("AD") dated January 1, 1999.


<<Ameritech.net SpeedPath with ADSL>>
<<Ameritech ADSL Transport Service>>
Ameritech AutoVAN (ANX) Service
Ameritech Analog Video Service
Ameritech Asynchronous Transfer Mode Service (ATM)
Ameritech Broadcast Video Service
Ameritech Connectionless Broadband Data Service (CBDS)
Ameritech Digital Transport Service - Enhanced (ADTS-E)
Ameritech DSO (except Total Access Service)
Ameritech DS1 (except Total Access Service)
Ameritech DS3 (except Total Access Service)
Ameritech Fiber Distributed Data Interface Service (FDDI)
Ameritech Fractional DS1 (384) (except Total Access Service)
Ameritech Frame Relay Service (FRS)
Ameritech Host Interconnection Service (AHIS)
Ameritech Internet Access (Dedicated Access over Frame Relay or CBDS) Ameritech ISDN Direct Service
Ameritech ISDN Prime Service
Ameritech LAN Interconnect Service (ALIS)
Ameritech Packet Switched Data Service
Ameritech Reconfiguration Service (ARS)
Ameritech Remote Office Access Manager (ROAM)
Ameritech Synchronized Optical Network Service (SONET)

April 18, 2000 Ameritech Authorized Distributor Agreement Modification         4

REVISE ANNEX 2: STANDARD DATA PRODUCTS AND SERVICES OBJECTIVE RETIREMENT TO
READ:

                                                         EXHIBIT B, ATTACHMENT 4
                                                                         ANNEX 2
                                                          STANDARD DATA PRODUCTS

                  ANNEX 2: STANDARD DATA PRODUCTS AND SERVICES
                              OBJECTIVE RETIREMENT

       This is incorporated as Annex 2 to Attachment 4 of Exhibit B to the Authorized Distributor Agreement between Ameritech and SAMPLE ("AD") dated January 1, 1999.


                   ELIGIBLE PRODUCTS AND SERVICES                          OBJECTIVE RETIREMENT
                   ------------------------------                          --------------------
<<Ameritech.net SpeedPath with ADSL>>                                             <<Yes>>
<<Ameritech ADSL Transport Service>>                                              <<Yes>>
Ameritech AutoVAN (ANX) Service                                                     Yes
Ameritech Analog Video Service                                                      Yes
Ameritech Asynchronous Transfer Mode Service (ATM)                                  Yes
Ameritech Broadcast Video Service                                                   Yes
Ameritech Connectionless Broadband Data Service (CBDS)                              Yes
Ameritech Digital Transport Service - Enhanced (ADTS-E)                             Yes
Ameritech DSO (except Total Access Service)                                         Yes
Ameritech DS1 (except Total Access Service)                                         Yes
Ameritech DS3 (except Total Access Service)                                         Yes
Ameritech Fiber Distributed Data Interface Service (FDDI)                           Yes
Ameritech Fractional DS1 (384) (except Total Access Service)                        Yes
Ameritech Frame Relay Service (FRS)                                                 Yes
Ameritech Host Interconnection Service (AHIS)                                       Yes
Ameritech Internet Access (Dedicated Access over Frame Relay or CBDS)               Yes
Ameritech ISDN Direct Service                                                       Yes
Ameritech ISDN Prime Service                                                        Yes
Ameritech LAN Interconnect Service (ALIS)                                           Yes
Ameritech Packet Switched Data Service                                              Yes
Ameritech Reconfiguration Service (ARS)                                             Yes
Ameritech Remote Office Access Manager (ROAM)                                       Yes
Ameritech Synchronized Optical Network Service (SONET)                              Yes

April 18, 2000 Ameritech Authorized Distributor Agreement Modification         5


MODIFY EXHIBIT C COMMISSION, SECTION 1.3 COMMISSION AMOUNT AND PAYMENT SCHEDULES TO READ:

1.3 <<Commission Amount and Payment Schedules.>> The commission value and the time of payment for each sale is based upon a number of factors, first and foremost is the Product sold and the terms and conditions of this Agreement. To be eligible for commission on a specific sale, the AD must comply with all Ameritech practices and procedures, including, but not limited to, those related to the processing of sales and subscriber agreements by AD, and the accuracy of each submission by AD. Ameritech reserves the sole right to modify or change any or all of its practices and procedures related to the AD program, and will provide AD with a minimum of thirty (30) days prior written Notice of any modification which will affect the AD's own practices or procedures. Ameritech may
       elect to serve this Notice via the [["         *"]]
       <<Authorized Distributor>> web site and bulletin board, and the Notice will be considered given on the date the Notice is posted by Ameritech on the web site.


MODIFY EXHIBIT C COMMISSION, SECTION 9.1.1 TO READ:


       9.1.1 The commission payment schedule set forth below applies to New sales of local access lines:

              Objective
              Attainment            Upfront           [[Winback Bonus]]
              ----------            -------             -------------

                  *                    *                      *




ADD TO EXHIBIT C COMMISSION, UNDER SECTION 9.0 OTHER VOICE PRODUCTS, A SECTION
9.6 THAT READS:


       9.6 WINBACK. The commission payment schedule set forth below applies to Winback sales of local access lines on a per line basis:

                                                  <<Winback>>
                           <<State>>               <<Bonus>>
                             -----                   -----
                          <<Illinois>>
                          <<Indiana>>
                          <<Michigan>>                 *
                            <<Ohio>>
                          <<Wisconsin>>

April 18, 2000 Ameritech Authorized Distributor Agreement Modification         6


MODIFY EXHIBIT C COMMISSION, SECTION 12.4 COMPLEX DATA PRODUCTS TO READ:


       12.4   COMPLEX DATA PRODUCTS

              a) <<Commission Payment Schedule>>. The following commission payment schedule applies to New sales and additions to existing installations of the following Data products:

                       <<Ameritech ADSL Transport Service>>
                       Ameritech Synchronized Optical Network Service (SONET) Ameritech Frame Relay Service (FRS)
                       Ameritech Connectionless Broadband Data Service (CBDS) Ameritech Internet Access (Dedicated Access over FRS or CBDS)
                       Ameritech Remote Office Access Manager (ROAM)
                       Ameritech LAN Interconnection Service (ALIS)
                       Ameritech Host Interconnection Service (AHIS)
                       Ameritech Fiber Distributed Data Interface Service (FDDI) Ameritech Asynchronous Transfer Mode Service (ATM)



ADD TO EXHIBIT C COMMISSION, UNDER SECTION 12.0 ELIGIBLE STANDARD DATA PRODUCTS, SECTIONS 12.8 a) AND 12.8 b) THAT READ:

12.8   <<AMERITECH.NET SPEEDPATH WITH ADSL>>

       <<a)   The Upfront Commission Payment schedule set forth below applies to a New sale of an Ameritech.net SpeedPath with ADSL:>>

                         <<SpeedPath Package>>              <<Upfront>>
                           -----------------                  -------
                                <<768>>
                            <<768 Office>>                       *
                          <<768 Office Plus>>
                         <<1500 Office Plus>>


       <<b)   Objective Attainment. The following factors will be applied to the
              Base Upfront Commission Payment for purposes of Objective Attainment:>>


                        <<Objective Attainment>>              <<Factor>>
                          --------------------                  ------

                                  *                                *


April 18, 2000 Ameritech Authorized Distributor Agreement Modification         7


STRIKE EXHIBIT C COMMISSION, SECTION 13.0 COMPLETELINK AND VALUELINK PRODUCTS,
SECTION 13.4.1 COMPLETELINK:


     [[13.4.1 COMPLETELINK. The commission award and payment schedules provided below apply to orders solicited by AD for New sales of CompleteLink only under the conditions which follow. The commission schedules below apply to a New CompleteLink contract with a MARC of $700 or $1,200 (when such MARCs are properly indicated on the customer contract) if and only if the New sale also includes the New sale of at least one of the following products: (i) one or more Local Access Lines or PBX Trunks, (ii) one or more Centrex Lines and/or (iii) one or more ISDN Direct Lines.]]

MODIFY EXHIBIT C COMMISSION, SECTION 13.0 COMPLETELINK AND VALUELINK PRODUCTS,
SECTION 13.11 CONTRACT UPGRADE OR MIGRATION A) AND B) TO READ:

       13.11  CONTRACT UPGRADE OR MIGRATION

              a)     <<Commission Payment>>

                     (i) Only Upgrades or Migrations from Enhanced ValueLink Plus, <<ValueLink Illinois product family, and Straight Rate>> to CompleteLink will be paid as New. Customers with both Enhanced ValueLink Plus and ValueLink Extra are not eligible.

                     (ii) The commission payment for a CompleteLink Upgrade or Migration sale will be paid only when there is a Winback of toll and will consist of the commission payment applicable to the MATUC component plus the Winback Bonus component.

                     (iii) Commission will not be paid for any other Upgrade or Migration sales.

              b) <<Residual Commission Payment.>> No residual commissions will be paid for Upgrade or Migration sales.
                     [[Additionally, any residual commissions being paid for the former product will cease.]]